UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Core Plus Bond Fund

Annual Report	October 31, 2020

INVESTMENT ADVISOR: PATHSTONE FAMILY OFFICE, LLC

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

TABLE OF CONTENTS
Management’s Discussion and Analysis of Fund Performance (unaudited)	1
Schedules of Investments	3

The Cornerstone Advisors Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-888-762-1442; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Global Public Equity Fund

The Cornerstone Advisors Global Public Equity Fund reached its eight-year anniversary on August 30th, 2020. The Fund’s net asset value was $397 million at fiscal year-end, October 31st, 2020. The Fund has performed within expectations for the time period given the market environment, slightly trailing the MSCI All Country World Index (“ACWI”) (“Fund benchmark”) since inception with an annualized return of +8.87% vs. +8.99%.

Fund performance was +4.57% for the fiscal year ending October 31st, 2020, versus the Fund benchmark at +4.89%. The Global Opportunistic Module was the best performer at +9.44%. Style Specialists rose +0.53%, while Global Structured fell -4.27%.

During the year, there were multiple changes to the sub-advisor roster. EAM Investors was added as the U.S. Small-Cap Growth sub-advisor, while 4 sub-advised strategies were removed: Allianz Global Investors U.S. Ultra Micro-Cap Growth, LSV Asset Management U.S. Micro-Cap Value, Driehaus Capital Management Emerging Markets Growth, and Acadian Asset Management Emerging Markets Value. With these changes, we removed dedicated exposures in certain areas to shift a larger portion of the active risk to the flexible allocation decisions of our Global Opportunistic managers.

Fiscal 2020 was a volatile period for global equity markets due to the COVID-19 pandemic. From October 31st, 2019 to February 12th, 2020, ACWI rose +9.11%, then fell a dramatic -33.74% in the six weeks from February 12th through March 23rd. From the bottom of the market in March through fiscal year-end in October, ACWI recovered +45.06% due to improving economic data, better than expected corporate earnings, and medical progress on vaccine candidates and therapeutics. In fiscal 2020 the U.S. outperformed International, Growth outperformed Value, and Large-Cap outperformed Small-Cap, a continuation of the trend in recent years. Our approach is designed to provide a broad level of exposure to global equities across varying investment styles, regions, currencies, economic sectors and market capitalizations, and seeks alpha primarily through the security selection of sub-advisors as well as the opportunistic investment of global active managers.

We look forward to sharing periodic updates in the coming year. Thank you for your continued trust and confidence in Pathstone.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
Cornerstone Advisors Global Public Equity Fund	4.57%	3.15%	7.13%	8.87%
MSCI ACWI [3]	4.89%	5.52%	8.11%	8.99%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Global Public Equity Fund, versus the MSCI ACWI

1	For the year ended October 31, 2020. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

One year return, five year return and annualized inception to date return as of 09/30/2020 are 10.14%, 8.95 and 9.25%, respectively. Gross expense ratio for the Fund from the most recent prospectus is 1.04%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Core Plus Bond Fund

The Cornerstone Advisors Core Plus Bond Fund reached its four-year anniversary on August 30th, 2020. The Fund’s net asset value was $355 million at fiscal year-end, October 31st, 2020. The Fund has performed within expectations given market conditions during the period, slightly trailing the Bloomberg Barclays U.S. Aggregate Bond Index (“Fund benchmark”) since inception with an annualized return of +3.12% vs. +3.64%.

Fund performance was +3.56% for the fiscal year ending October 31st, 2020, trailing the Fund benchmark which returned +6.19%. Two of the four sub-advisors outperformed the Fund benchmark during the year – Loomis, Sayles & Company (+8.75%) and Metropolitan West Asset Management (+7.43%). SLC Management slightly underperformed (+5.93%). The underperformance of the Fund was driven by the allocation to Franklin Templeton Investments Global Bond, which fell -6.52% for the year, underperforming the Fund benchmark primarily due to their underweight to duration, which was challenged in a falling-rate environment.

No sub-advisor changes were made during the year.

After three 0.25% rate cuts in 2019, in reaction to the growing concern of COVID-19 and associated economic damage, the U.S. Federal Reserve acted swiftly in March to cut the fed funds rate from a target of 1.50%-1.75% to a target of 0%-0.25% through a series of two emergency rate cuts. In addition, in response to market stress the Fed announced several programs to provide liquidity to markets and encourage lending in the economy. Other central banks around the world announced similar actions, calming markets. For its part, the U.S. Congress passed legislation to help struggling businesses and individuals. As a result, despite the unprecedented shutdown of certain sectors of the economy, during fiscal 2020 the yield curve steepened (the 2-Year Treasury yield fell 1.4%, the 10-Year fell 0.8%, and the 30-Year Treasury yield fell 0.5%). Credit spreads widened considerably in March but by fiscal year-end recovered to pre-stress levels.

We look forward to sharing periodic updates in the coming year. Thank you for your continued trust and confidence in Pathstone.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Three Year Return	Annualized Inception to Date
Cornerstone Advisors Core Plus Bond Fund	3.56%	3.52%	3.12%
Bloomberg Barclays U.S. Aggregate Index [3]	6.19%	5.06%	3.64%
FTSE WGBI[4]	6.00%	4.49%	2.49%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Core Plus Bond Fund, versus the Bloomberg Barclays US Aggregate Index, and the FTSE WGBI

1	For the period ended October 31, 2018. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2016.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

4

The FTSE World Government Bond Index provides exposure to the global sovereign fixed income market, the index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

One year return and annualized inception to date return as of 09/30/2020 are 4.08% and 3.18%, respectively. Gross expense ratio for the Fund from the most recent prospectus is 0.56%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.9%

	Shares	Value

AUSTRALIA — 1.1%
Alliance Aviation Services, Cl A	23,600	$55,113

Amcor	4,047	41,908

Ampol	1,514	27,602

Australia & New Zealand Banking Group	3,888	51,465

Aventus Group ‡	48,000	83,198

Bigtincan Holdings *	95,700	81,299

Brambles	5,284	35,657

Coca-Cola Amatil	4,282	37,543

Coles Group	1,487	18,589

Commonwealth Bank of Australia	2,890	139,950

CSL	1,333	269,214

Dexus ‡	8,112	49,025

Fortescue Metals Group	25,313	308,298

Harvey Norman Holdings	20,711	64,604

Medibank Pvt	21,609	40,549

Megaport *	6,900	65,107

Metcash	38,800	80,121

Mineral Resources	70,719	1,238,702

Mirvac Group ‡	16,929	25,040

Money3	53,800	85,037

National Australia Bank	3,804	49,885

New Hope	39,700	29,740

Newcrest Mining	4,891	100,707

NEXTDC *	32,218	288,362

Qantas Airways	34,047	100,494

Regis Resources	26,300	76,908

Rio Tinto	1,440	93,548

Sandfire Resources	16,200	50,318

Sydney Airport	4,668	17,884

COMMON STOCK (continued)

	Shares	Value

AUSTRALIA (continued)
Tabcorp Holdings	19,477	$45,044

Telstra	44,009	82,823

Temple & Webster Group *	11,189	82,413

Vita Group	82,500	57,297

Wesfarmers	6,223	201,118

Westpac Banking	4,949	62,458

Woodside Petroleum	4,673	57,434

		4,194,454

AUSTRIA — 0.1%
BAWAG Group *	3,100	113,662

Erste Group Bank	1,877	38,576

Vienna Insurance Group Wiener Versicherung Gruppe	4,200	85,221

		237,459

BELGIUM — 0.1%
Ageas	829	33,475

Ascencio ‡	1,200	57,710

bpost	16,300	144,639

EVS Broadcast Equipment	4,600	66,245

Solvay	303	24,598

UCB	586	57,724

		384,391

BERMUDA — 0.4%
Teekay LNG Partners LP (A)	152,006	1,582,382

BRAZIL — 0.1%
Cosan	2,322	26,166

JBS	10,200	34,415

Rumo *	23,075	73,070

Suzano	4,276	36,881

Vale	2,900	30,501

		201,033

CANADA — 2.7%
Agnico Eagle Mines	1,814	143,603

Altus Group	2,100	85,920

Atco, Cl I	1,300	36,191

AutoCanada	16,600	250,813

Bank of Nova Scotia	15,000	623,170

Bausch Health *	35,164	579,336

BCE	2,182	87,686

Boardwalk ‡	2,967	59,639

Canada Goose Holdings *	5,200	162,136

Canadian Apartment Properties ‡	1,800	57,865

Canadian Imperial Bank of Commerce	1,800	134,267

Canadian National Railway	2,487	247,057

Centerra Gold	41,200	359,955

CGI, Cl A *	717	44,490

Cogeco	1,400	83,729

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

CANADA (continued)
Constellation Software	268	$281,335

Dollarama	3,000	103,310

ECN Capital	13,500	53,501

Empire	7,144	194,915

Enbridge	8,358	230,347

Fairfax Financial Holdings	200	52,577

Fortis	635	25,084

Franco-Nevada	1,000	136,298

Genworth MI Canada	2,600	86,257

Hardwoods Distribution	4,700	84,348

iA Financial	2,400	83,621

K92 Mining *	13,300	70,379

Lululemon Athletica *	6,467	2,064,848

MCAN Mortgage	5,700	56,859

Methanex	3,500	103,768

Metro, Cl A	1,286	59,990

Newmont Goldcorp	200	12,556

Open Text	2,442	89,721

Parkland	8,278	202,181

Pizza Pizza Royalty	7,700	48,085

Quebecor, Cl B	7,700	178,644

Restaurant Brands International	400	20,785

Ritchie Bros Auctioneers	2,000	121,234

Saputo	2,600	63,288

Shopify, Cl A *	1,951	1,805,514

Sleep Country Canada Holdings	4,600	78,410

Teck Resources, Cl B	65,206	856,982

TFI International	2,200	97,954

Thomson Reuters	1,000	77,745

Waste Connections	1,310	129,850

Wheaton Precious Metals	3,708	170,162

Xebec Adsorption *	25,836	99,869

		10,696,274

CHILE — 0.1%
Antofagasta	5,378	71,672

Banco de Chile	714,934	55,194

Banco Santander Chile	985,230	34,489

Empresas CMPC	13,036	27,109

Falabella	13,787	37,797

		226,261

CHINA — 6.9%
Agricultural Bank of China, Cl H	123,000	41,764

Alibaba Group Holding ADR *	33,140	10,097,427

Anhui Conch Cement, Cl H	78,500	491,700

Bank of China, Cl H	1,472,000	466,393

Bank of Communications, Cl H	51,000	25,173

China Citic Bank, Cl H	82,000	33,425

China Communications Construction, Cl H	61,000	32,019

COMMON STOCK (continued)

	Shares	Value

CHINA (continued)
China Communications Services, Cl H	996,000	$581,450

China Construction Bank, Cl H	50,000	34,643

China Medical System Holdings	571,000	601,479

China Mobile	186,983	1,142,259

China National Building Material, Cl H	220,000	253,135

China Petroleum & Chemical, Cl H	84,000	32,740

China Resources Beer Holdings	4,000	24,847

China Shenhua Energy, Cl H	22,500	39,018

China Telecom, Cl H	6,867,937	2,167,656

Country Garden Holdings	74,000	91,511

CRRC	113,000	43,923

Dongfeng Motor Group, Cl H	70,000	49,487

GDS Holdings ADR *	41,960	3,526,318

GSX Techedu ADR *	922	61,239

Industrial & Commercial Bank of China, Cl H	887,000	500,399

JD.com ADR *	10,400	847,808

Jiangxi Copper, Cl H	26,000	31,100

Li Ning	48,266	251,243

Metallurgical Corp of China, Cl H	240,000	38,809

New Oriental Education & Technology Group ADR *	1,079	173,050

PetroChina, Cl H	108,000	30,511

Ping An Insurance Group of China, Cl H	6,000	61,914

Powerlong Real Estate Holdings	130,000	87,803

Sihuan Pharmaceutical Holdings Group	508,000	58,755

TAL Education Group ADR *	1,900	126,274

Tencent Holdings	25,400	1,935,306

Tencent Holdings ADR	46,627	3,559,505

		27,540,083

CZECH REPUBLIC — 0.1%
Komercni banka as	18,865	382,930

Moneta Money Bank	19,914	45,182

		428,112

DENMARK — 1.3%
Ascendis Pharma ADR *	658	107,484

Chr Hansen Holding	1,064	106,989

Dfds	1,800	66,894

DSV PANALPINA	241	39,041

Netcompany Group *	1,777	147,830

Novo Nordisk, Cl B	2,916	187,140

Novozymes, Cl B	2,359	141,480

Royal Unibrew	1,481	144,448

Scandinavian Tobacco Group	21,812	308,639

Sydbank	2,800	47,851

Tryg	911	25,289

Vestas Wind Systems	22,016	3,757,027

		5,080,112

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

FINLAND — 0.3%
Cargotec, Cl B	2,000	$68,686

Huhtamaki	2,641	128,843

Kone, Cl B	873	69,367

Konecranes, Cl A	3,405	107,083

Metso Outotec	44,340	312,463

Neste	2,442	127,126

Nokia	16,209	54,734

Nordea Bank Abp *	5,559	41,746

Orion, Cl B	1,821	77,968

Tokmanni Group	9,553	152,566

UPM-Kymmene	1,082	30,556

		1,171,138

FRANCE — 2.2%
Air France-KLM *	5,000	16,453

Air Liquide	3,446	503,746

Arkema	6,300	616,874

AXA	41,503	667,886

Cie des Alpes	3,400	53,493

Coface	19,287	150,969

Danone	294	16,221

Dassault Systemes	1,652	282,216

Derichebourg	15,800	46,550

Engie	2,277	27,581

EssilorLuxottica	1,426	176,399

Hermes International	2,226	2,067,888

Kaufman & Broad	2,600	93,087

L’Oreal	5,460	1,763,819

LVMH Moet Hennessy Louis Vuitton	352	165,002

Maisons du Monde	5,100	68,349

McPhy Energy *	2,557	66,112

Mersen	1,405	36,419

Orange	27,548	308,914

Pernod Ricard	164	26,401

Peugeot	14,705	264,471

Prodware	8,000	45,438

Sanofi	7,336	662,144

TOTAL	4,425	133,635

Trigano	708	94,005

Virbac *	909	211,647

		8,565,719

GERMANY — 1.9%
Aareal Bank	1,800	31,004

adidas	4,785	1,418,575

Allianz	5,082	894,260

Centrotec	4,600	84,756

Covestro	1,500	71,877

CropEnergies	8,300	112,882

Daimler	9,800	506,707

COMMON STOCK (continued)

	Shares	Value

GERMANY (continued)
Deutsche Boerse	683	$100,410

Deutsche Telekom	23,561	359,128

Deutsche Wohnen	4,607	232,430

Duerr	5,038	144,595

DWS Group GmbH & KGaA *	4,015	136,760

Flatex *	2,845	152,618

Freenet	5,500	97,458

Fresenius & KGaA	556	20,656

Hamburger Hafen und Logistik	3,300	55,288

Henkel & KGaA	191	17,259

Hornbach Holding & KGaA	1,790	172,400

Merk	852	126,371

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	242	56,576

Puma	1,706	148,852

QIAGEN *	2,399	113,657

SAP	2,964	315,841

Scout24	17,394	1,400,916

Siemens	1,834	215,254

Siemens Energy *	917	20,078

Softwareone Holding	7,975	196,689

Symrise, Cl A	1,082	133,510

TAG Immobilien	5,496	161,915

Wuestenrot & Wuerttembergische	3,300	55,013

		7,553,735

GREECE — 0.0%
FF Group *(B)(C)(D)	6,400	—

Motor Oil Hellas Corinth Refineries	4,400	41,092

		41,092

HONG KONG — 1.6%
AAC Technologies Holdings	4,500	23,647

AIA Group	18,800	178,491

Ant Group, Cl H *	–	—

ANTA Sports Products	15,000	166,287

ASM Pacific Technology	7,400	74,503

Brightoil Petroleum Holdings *(B)(C)(D)	139,000	26,895

Brilliance China Automotive Holdings	462,000	400,685

China Huishan Dairy Holdings *(B)(C)(D)	166,000	—

China Overseas Land & Investment	18,000	45,289

China Resources Cement Holdings	60,000	78,776

China Resources Gas Group	6,000	26,046

China SCE Group Holdings	191,000	82,194

China Vanke, Cl H	20,600	64,153

CSPC Pharmaceutical Group	23,040	24,491

CT Environmental Group *(B)(C)(D)	250,000	5,482

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

HONG KONG (continued)
Dawnrays Pharmaceutical Holdings	407,000	$46,264

Far East Horizon	62,000	61,127

Galaxy Entertainment Group	251,315	1,665,503

Guangzhou Automobile Group, Cl H	54,800	56,500

Guangzhou R&F Properties	40,000	51,034

Haier Electronics Group	33,000	125,545

Hang Seng Bank	3,800	58,675

Henderson Land Development	12,008	42,682

Hongkong Land Holdings	6,800	24,982

Hua Han Health Industry Holdings *(B)(C)(D)	564,000	—

Jardine Matheson Holdings	2,300	102,058

Jiangsu Expressway, Cl H	44,000	44,114

Kerry Properties	17,500	43,042

Kingboard Holdings	16,500	55,851

Koolearn Technology Holding *	16,500	53,711

Lee & Man Paper Manufacturing	74,000	56,216

Lenovo Group	78,000	48,854

Link ‡	9,500	72,475

Longfor Group Holdings	24,000	131,804

MTR	6,500	32,218

Nine Dragons Paper Holdings	565,000	755,129

Postal Savings Bank of China, Cl H	68,000	33,486

Sunny Optical Technology Group	17,100	285,019

Superb Summit International Group *(B)(C)(D)	75,000	—

Swire Properties	17,800	47,836

Techtronic Industries	2,500	33,615

Tianyun International Holdings	489,000	61,172

Town Health International Medical Group (B)(C)(D)	1,086,000	—

WH Group	839,500	662,745

Wharf Real Estate Investment	13,000	50,009

Xiaomi, Cl B *	128,200	367,031

		6,265,636

HUNGARY — 0.0%
Magyar Telekom Telecommunications	55,700	61,526

INDIA — 1.5%
Bajaj Auto	1,435	55,879

GHCL	20,200	42,908

HCL Technologies	2,581	29,343

Housing Development Finance	3,459	89,851

Infosys ADR	45,620	650,997

IRB Infrastructure Developers	67,500	103,727

Larsen & Toubro	3,709	46,515

Maruti Suzuki India	681	64,108

Nandan Denim *	75,791	20,119

COMMON STOCK (continued)

	Shares	Value

INDIA (continued)
NHPC	302,000	$81,114

Nucleus Software Exports	11,800	97,245

Oil India	51,808	60,282

Reliance Industries	151,758	4,141,776

Tata Consultancy Services	15,658	562,493

		6,046,357

INDONESIA — 0.1%
Adaro Energy	758,600	57,959

Bank Central Asia	90,400	178,584

		236,543

IRELAND — 0.9%
Accenture, Cl A	2,052	445,100

CRH PLC	1,259	44,244

Dalata Hotel Group	12,100	34,183

Flutter Entertainment	547	94,593

James Hardie Industries	15,682	378,985

Kingspan Group	806	70,523

Ryanair Holdings ADR *	25,525	2,057,315

Seagate Technology	12,200	583,404

		3,708,347

ISRAEL — 0.3%
Bank Hapoalim *	6,219	36,432

Bank Leumi Le-Israel	58,088	274,862

Check Point Software Technologies *	400	45,424

Elbit Systems	932	105,453

International Flavors & Fragrances	181	18,551

Israel Discount Bank, Cl A	161,524	454,467

Kornit Digital *	1,775	119,493

Mizrahi Tefahot Bank	2,005	39,142

Nice ADR *	305	69,619

Teva Pharmaceutical Industries ADR *	2,157	18,809

		1,182,252

ITALY — 0.3%
ACEA	1,700	33,820

ASTM	2,500	46,590

Enel	87,100	694,104

Ferrari	310	55,324

FinecoBank Banca Fineco	6,000	82,276

FNM	70,000	37,660

Intesa Sanpaolo	33,239	55,079

Iren	46,300	105,126

Moncler	1,756	70,334

Pirelli & C	10,027	41,874

		1,222,187

JAPAN — 5.0%
ADEKA	1,400	18,107

Aichi Steel	1,500	36,106

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

JAPAN (continued)
Aiphone	4,800	$67,246

Air Water	3,500	50,030

Aisan Industry	7,800	33,271

ANA Holdings	1,700	37,113

Araya Industrial	4,000	43,642

Asahi Kasei	13,000	112,534

Asanuma	2,000	77,303

ASKUL	5,788	221,713

Astellas Pharma	6,055	83,242

Bridgestone	2,900	94,337

Brother Industries	32,900	507,174

Canon	2,000	34,589

Capcom	1,600	87,633

Central Japan Railway	300	36,172

Chugai Pharmaceutical	3,915	150,804

Chugoku Electric Power	1,800	22,638

CKD	5,145	85,371

East Japan Railway	1,000	52,242

Eco’s	2,200	46,934

ENEOS Holdings	34,250	115,184

FJ Next	9,100	80,176

Freee *	1,300	102,719

Fuji	5,500	110,217

FUJIFILM Holdings	10,000	509,500

Fujitec	6,400	139,443

Fujitsu	5,800	680,254

Furuno Electric	7,400	82,478

Grandy House	13,900	46,206

Gunma Bank	27,900	88,312

Harmonic Drive Systems	1,865	123,267

Hokko Chemical Industry	14,800	140,760

Ibiden	5,000	203,334

Idemitsu Kosan	3,676	74,297

ITOCHU	60,900	1,460,120

Japan Airlines	2,300	40,228

Japan Aviation Electronics Industry	4,700	64,678

Japan Exchange Group	3,800	92,564

Japan Post Bank	36,200	288,018

Japan Post Holdings	4,000	27,383

Kaga Electronics	2,500	48,358

Kaneka	2,500	69,645

KDDI	7,034	188,434

Keio	1,039	60,253

Keyence	400	181,364

Kitagawa	3,700	45,794

Kitano Construction	2,400	58,245

Konami Holdings	800	31,235

Lasertec	924	79,894

Makita	800	35,316

COMMON STOCK (continued)

	Shares	Value

JAPAN (continued)
Marubeni	10,000	$52,241

McDonald’s Holdings Japan	800	37,929

MinebeaMitsumi	6,237	112,419

Mitsubishi	24,600	548,212

Mitsubishi Heavy Industries	2,000	42,842

Mitsubishi UFJ Financial Group	10,200	40,057

Mitsui	26,948	420,964

Mizuho Financial Group	56,750	698,317

Mizuho Leasing	2,200	56,062

MonotaRO	1,569	87,204

Mory Industries	3,000	67,801

MS&AD Insurance Group Holdings	2,200	60,020

Nabtesco	3,532	131,828

NEC	14,800	745,463

Nichias	4,836	104,833

Nidec	800	80,800

Nintendo	200	108,760

Nippon Telegraph & Telephone	69,900	1,466,867

Nishi-Nippon Financial Holdings	5,800	39,181

Nissan Motor	116,400	409,166

Nissin Electric	11,500	114,744

Nissin Foods Holdings	900	77,904

Nitto Fuji Flour Milling	1,300	81,749

Nomura Real Estate Holdings	4,900	85,499

Nomura Research Institute	4,290	126,573

NTT Data	2,500	28,180

NTT DOCOMO	5,098	189,628

Obic	500	88,885

Oisix ra daichi *	6,400	200,440

Olympus	24,800	473,581

Ono Pharmaceutical	5,000	141,973

Oriental Land	2,000	279,517

Otsuka Holdings	1,061	39,228

Raysum	6,200	56,155

Resona Holdings	194,700	640,361

Ryoden	5,800	85,106

Sakai Heavy Industries	1,500	34,121

Sakai Ovex	4,400	78,472

San-In Godo Bank	11,300	56,788

Sanko Metal Industrial	2,900	69,604

Sekisui House	3,700	61,230

SG Holdings	2,600	62,598

Shimadzu	2,700	77,079

Shimamura	500	53,177

Shizuoka Bank	6,000	40,293

SK-Electronics	3,200	34,087

Sojitz	21,300	46,854

Soken Chemical & Engineering	4,900	66,257

Sompo Holdings	2,000	74,626

Sony	5,500	457,797

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

JAPAN (continued)
Square Enix Holdings	3,567	$208,982

St.-Care Holding	12,400	77,704

Sugi Holdings	2,032	134,138

Sumitomo	3,412	37,451

Sumitomo Mitsui Financial Group	4,000	110,588

Tachibana Eletech	3,700	60,472

Takeda Pharmaceutical	700	21,671

Takeuchi Manufacturing	8,000	173,966

TechnoPro Holdings	1,947	120,969

Teijin	3,000	45,922

THK	4,992	132,038

Toho Gas	900	46,398

Tokai Carbon	7,600	86,168

Tokai Rika	44,800	699,904

Tokio Marine Holdings	2,700	120,528

Tokyo Gas	1,764	39,873

Tokyo Tatemono	10,127	116,197

Tokyotokeiba	3,400	169,067

Tomoku	4,400	69,285

Towa Bank	7,600	50,032

Toyo Suisan Kaisha	2,000	99,504

Toyota Motor	4,134	269,430

Trend Micro	400	22,450

USS	1,200	21,973

Welcia Holdings	6,000	234,933

Yamaguchi Financial Group	10,900	70,745

Yamaya	3,700	74,633

Yotai Refractories	11,100	82,984

Yuasa Trading	1,300	37,028

Yushiro Chemical Industry	6,800	84,162

		19,918,544

MALAYSIA — 0.2%
AMMB Holdings	59,700	40,988

CIMB Group Holdings	50,500	35,958

Dialog Group	41,300	36,770

DiGi.Com	30,700	27,864

Genting	64,200	46,084

Genting Malaysia	514,200	248,789

HAP Seng Consolidated	16,100	28,395

Hong Leong Bank	9,641	34,390

Malayan Banking	23,500	39,650

Malaysia Airports Holdings	35,400	35,652

Pantech Group Holdings	311,028	26,164

Paramount	150,920	25,875

RHB Bank	37,300	37,985

		664,564

MEXICO — 0.1%
America Movil ADR, Cl L	3,536	42,149

Coca-Cola Femsa	9,900	37,679

Fomento Economico Mexicano	6,000	32,278

COMMON STOCK (continued)

	Shares	Value

MEXICO (continued)
Gruma, Cl B	3,300	$35,221

Grupo Aeroportuario del Pacifico, Cl B	13,000	108,234

Grupo Cementos de Chihuahua	13,438	67,774

Grupo Financiero Banorte, Cl O *	11,900	53,072

Megacable Holdings	14,000	44,353

Orbia Advance	26,213	46,577

Wal-Mart de Mexico	19,500	47,216

		514,553

NETHERLANDS — 2.7%
Adyen *	682	1,145,255

Akzo Nobel	315	30,315

Alfen Beheer BV *	2,394	153,005

Argenx *	593	147,690

ASML Holding	1,434	519,121

ASML Holding, Cl G	5,859	2,116,329

BE Semiconductor Industries	2,432	98,289

Corbion	2,400	109,115

Koninklijke Ahold Delhaize	32,004	878,827

Koninklijke KPN	10,541	28,471

Koninklijke Philips Electronics	575	26,637

NN Group	72,115	2,516,160

NXP Semiconductors	2,649	357,933

OCI *	178,667	2,140,876

PostNL	35,100	116,674

Prosus	658	65,632

Signify	5,300	188,815

Van Lanschot Kempen	2,700	54,193

Wolters Kluwer	2,415	195,666

		10,889,003

NEW ZEALAND — 0.1%
a2 Milk *	7,025	67,948

Fisher & Paykel Healthcare	2,182	50,426

Spark New Zealand	8,632	25,691

Warehouse Group	35,400	55,910

		199,975

NORWAY — 0.1%
DNB *	2,570	34,618

Equinor	2,683	34,095

Gjensidige Forsikring	1,717	32,680

Mowi	2,618	41,345

Nordic Semiconductor *	4,800	50,858

Norsk Hydro	16,901	47,405

SpareBank 1 SR-Bank *	12,000	95,228

Telenor	3,739	57,654

Yara International	1,554	54,056

		447,939

PHILIPPINES — 0.0%
Bank of the Philippine Islands	33,601	51,289

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

PHILIPPINES (continued)
SM Investments	3,190	$62,860

		114,149

POLAND — 0.1%
CD Projekt *	3,277	278,363

Powszechny Zaklad Ubezpieczen	4,050	22,103

		300,466

PORTUGAL — 0.0%
Banco Espirito Santo *(B)(C)(D)	66,989	78

EDP - Energias de Portugal	5,646	27,884

		27,962

RUSSIA — 0.4%
Gazprom PJSC ADR	62,872	241,091

Highland Gold Mining	36,000	140,273

LUKOIL PJSC ADR	10,626	542,966

MMC Norilsk Nickel PJSC ADR	885	21,044

Mobile TeleSystems PJSC ADR	2,953	23,092

Novatek GDR	1,042	125,633

Polyus PJSC	330	64,634

Ros Agro GDR	7,600	69,897

Rosneft Oil PJSC GDR	4,762	20,846

Sberbank of Russia PJSC ADR	13,230	133,659

Surgutneftegas PJSC ADR	8,910	36,485

Tatneft ADR	7,700	239,250

		1,658,870

SAUDI ARABIA — 0.1%
Al Rajhi Bank	1,123	19,713

Dar Al Arkan Real Estate Development *	103,520	220,901

Saudi Basic Industries	1,376	32,993

		273,607

SINGAPORE — 0.2%
Ascendas ‡	12,900	27,260

CapitaLand Mall Trust ‡	21,600	27,402

Centurion	176,200	41,245

DBS Group Holdings	15,400	230,118

Frencken Group	111,700	77,616

Genting Singapore	83,700	39,574

Hong Leong Finance	37,300	61,480

Keppel	9,000	29,031

Oversea-Chinese Banking	6,000	36,998

Singapore Airlines	12,000	29,844

Singapore Telecommunications	12,100	18,014

Sunningdale Tech	45,300	51,485

Suntec Real Estate Investment Trust ‡	27,900	27,446

United Overseas Bank	2,600	36,208

Venture	2,300	32,490

Wilmar International	13,800	40,907

Yangzijiang Shipbuilding Holdings	57,000	38,625

COMMON STOCK (continued)

	Shares	Value

SINGAPORE (continued)
Yanlord Land Group	95,700	$73,754

		919,497

SOUTH AFRICA — 0.2%
Absa Group	8,727	46,925

Bidvest Group	10,371	85,090

Clicks Group	3,249	47,107

Exxaro Resources	15,441	103,451

FirstRand	15,771	36,645

Merafe Resources (C)(D)	1,219,900	34,797

MultiChoice Group	8,586	70,101

Northam Platinum *	29,588	283,638

Sanlam	12,331	35,968

Standard Bank Group	7,458	48,692

		792,414

SOUTH KOREA — 2.6%
Cafe24 *	1,000	49,386

Celltrion *	876	188,408

Celltrion Healthcare *	565	42,510

CJ Logistics *	370	52,178

CKD Bio	1,700	59,288

Coway	276	16,832

Daihan Pharmaceutical	3,400	87,582

Daishin Securities	6,200	73,655

Douzone Bizon	1,229	108,849

Fila Holdings	1,191	40,295

Hankook Tire & Technology	6,100	170,161

Hanon Systems	5,501	54,433

HLB *	534	43,307

Hyundai Mobis	2,720	542,030

Hyundai Motor	2,467	361,176

INTOPS	6,700	96,418

Kangwon Land	2,135	39,808

KB Financial Group	20,700	735,185

KB Financial Group ADR	300	10,719

Kia Motors	1,262	56,587

Korea Zinc	84	28,411

KT&G	11,262	804,651

LG	575	34,242

LG Uplus	5,600	54,511

NAVER	734	188,015

NCSoft	104	71,011

Netmarble	498	51,496

NHN KCP	2,600	154,481

POSCO	271	49,869

S-1, Cl 1	746	53,418

Samsung C&T	403	39,399

Samsung Electronics	102,289	5,142,976

Samsung Fire & Marine Insurance	270	42,854

Samsung SDS	1,547	230,172

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

SOUTH KOREA (continued)
Samyang Packaging	4,000	$69,479

Shinhan Financial Group	842	22,583

SK Telecom	216	40,865

SK Telecom ADR	1,555	32,748

Tovis	11,300	60,065

Wins	6,000	83,898

Woori Financial Group	6,046	47,534

Yuhan	1,610	84,894

		10,216,379

SPAIN — 0.7%
Aena SME	277	37,311

Amadeus IT Group, Cl A	2,819	134,782

Befesa	3,631	149,340

Cellnex Telecom	36,685	2,356,876

Grifols	4,464	120,941

Mediaset Espana Comunicacion *	7,700	25,718

Naturhouse Health SAU	19,700	26,667

Red Electrica	1,884	33,228

Repsol	2,727	17,046

		2,901,909

SWEDEN — 1.2%
Assa Abloy, Cl B	4,942	106,105

BHG Group *	8,959	140,375

Bilia, Cl A *	82,600	1,103,979

Boozt *	8,165	132,297

Elekta, Cl B	11,700	136,941

Essity, Cl B	12,722	368,200

Husqvarna, Cl B	6,331	65,521

ICA Gruppen	919	43,555

Kindred Group	11,900	90,860

Lundin Energy	2,323	44,543

Mekonomen	10,960	106,633

NetEnt	12,446	118,323

New Wave Group, Cl B	10,700	48,291

Nobia	18,500	111,934

Nordic Waterproofing Holding	5,600	76,939

Proact IT Group	3,699	88,125

Securitas, Cl B	3,100	43,870

Svenska Handelsbanken, Cl A	4,093	33,263

Swedbank, Cl A	7,228	113,286

Tele2, Cl B	15,949	189,110

Telefonaktiebolaget LM Ericsson, Cl B	76,111	847,636

Volvo, Cl B	43,700	850,434

		4,860,220

SWITZERLAND — 2.7%
Bachem Holding, Cl B	314	127,164

Belimo Holding	5	37,165

Bellevue Group	1,600	42,059

COMMON STOCK (continued)

	Shares	Value

SWITZERLAND (continued)
Cie Financiere Richemont, Cl A	5,073	$316,883

Comet Holding	738	103,839

Geberit	505	287,008

Givaudan	109	444,985

Helvetia Holding	600	47,043

Kuehne + Nagel International	171	34,232

Landis+Gyr Group *	600	33,583

Lonza Group	2,353	1,425,064

Nestle	4,623	520,082

Novartis	3,511	273,700

Roche Holding	18,235	5,867,701

Schindler Holding	591	151,693

SGS	11	27,463

Sika	2,062	508,311

STMicroelectronics	2,384	72,970

Tecan Group	87	41,339

Vetropack Holding *	2,000	111,639

VP Bank	400	45,315

Zehnder Group	1,700	81,604

Zurich Insurance Group	329	109,208

		10,710,050

TAIWAN — 2.3%
Acter Group	9,000	59,067

Asustek Computer	6,000	50,951

Capital Securities	161,000	61,308

Cathay Financial Holding	386,000	516,928

Chicony Electronics	19,477	58,491

China Steel	61,000	43,218

Darfon Electronics	48,000	66,674

Dimerco Express	37,000	85,500

E.Sun Financial Holding	124,486	105,424

Far Eastern New Century	61,939	55,633

Formosa Plastics	56,200	154,905

Fubon Financial Holding	30,000	42,545

Giant Manufacturing	18,288	179,161

Gigabyte Technology	192,000	483,213

Gold Circuit Electronics *	191,000	293,520

Grand Pacific Petrochemical	130,000	103,846

Hiwin Technologies	7,376	64,163

Hon Hai Precision Industry	298,302	805,970

Jarllytec	32,000	74,707

Mega Financial Holding	75,683	72,820

Sea ADR *	8,446	1,331,934

Taiwan Cooperative Financial Holding	57,318	38,430

Taiwan Hon Chuan Enterprise	29,000	59,084

Taiwan Semiconductor Manufacturing	113,625	1,706,127

Taiwan Semiconductor Manufacturing ADR	26,607	2,231,529

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

TAIWAN (continued)
Uni-President Enterprises	61,059	$130,763

United Microelectronics	376,000	406,556

		9,282,467

THAILAND — 0.2%
Advanced Info Service (C)(D)	3,440	19,053

Bangkok Dusit Medical Services, Cl F (C)(D)	159,617	89,808

Bangkok Expressway & Metro (C)(D)	95,425	25,158

Hana Microelectronics	35,500	51,538

Pruksa Holding	113,000	35,663

PTT (C)(D)	62,100	61,878

Quality Houses	641,600	42,892

Susco	1,073,500	89,747

Thanachart Capital	386,500	341,769

		757,506

TURKEY — 0.0%
Akbank T.A.S.	51,150	29,241

Eregli Demir ve Celik Fabrikalari	35,332	40,274

Turkiye Is Bankasi, Cl C	58,400	35,704

Turkiye Sise ve Cam Fabrikalari	68,156	50,058

		155,277

UKRAINE — 0.0%
Ferrexpo	20,100	49,653

UNITED KINGDOM — 3.6%
3i Group	15,405	192,058

888 Holdings	23,600	82,104

Admiral Group	1,330	47,369

ASOS *	1,800	102,790

AstraZeneca	2,550	256,080

B&M European Value Retail	25,279	158,575

BAE Systems	108,060	554,970

Barratt Developments	375,589	2,351,520

Bellway	1,973	59,686

Berkeley Group Holdings	1,956	102,491

BHP Group	8,766	169,684

Biffa	18,900	53,538

BT Group, Cl A	29,185	38,421

Bunzl	1,986	61,733

Codemasters Group Holdings *	21,700	116,827

ConvaTec Group	65,082	151,979

Cranswick	1,996	83,293

Croda International	646	50,447

Devro	30,000	58,570

Dixons Carphone	46,400	57,708

Electrocomponents	20,832	183,388

Endava ADR *	2,442	156,044

Experian	609	22,241

Fevertree Drinks	5,700	148,488

COMMON STOCK (continued)

	Shares	Value

UNITED KINGDOM (continued)
GlaxoSmithKline	11,912	$198,798

Halfords Group	60,800	190,188

Halma	1,439	44,130

Headlam Group	10,500	36,257

HSBC Holdings	138,529	582,017

Imperial Brands	12,225	193,529

Inchcape	7,100	45,495

International Personal Finance	32,400	24,211

Intertek Group	702	50,532

J Sainsbury	38,468	100,320

JD Sports Fashion	13,219	127,059

JET2	3,600	39,691

Kingfisher	153,759	572,011

Land Securities Group ‡	4,573	30,185

Linde	1,367	301,205

London Stock Exchange Group	1,189	127,479

Lookers *(C)(D)	149,200	40,591

National Grid	3,639	43,193

Natwest Group	28,151	45,392

Ocado Group *	16,187	477,040

OneSavings Bank	48,200	192,350

Petrofac	15,200	23,354

Pets at Home Group	29,700	147,824

Provident Financial	27,000	81,590

Reckitt Benckiser Group	2,668	234,609

Redrow	18,761	101,278

RELX	4,800	94,677

Rentokil Initial	10,538	71,793

Rio Tinto	3,856	217,650

Segro ‡	17,481	204,379

Serco Group	71,607	119,854

Severn Trent	1,806	56,807

Spirax-Sarco Engineering	1,231	179,977

Stagecoach Group	57,600	28,492

Standard Chartered	7,770	35,442

SThree	17,600	56,099

Stock Spirits Group	32,806	90,101

Tate & Lyle	16,900	130,235

Tesco	899,121	2,388,238

Unilever	9,901	560,606

Vesuvius	27,656	142,812

Vodafone Group	28,445	37,938

Weir Group	15,092	280,150

WM Morrison Supermarkets	17,168	36,235

XLMedia (C)(D)	86,000	25,347

		14,067,164

UNITED STATES — 53.4%

Communication Services — 7.2%
Activision Blizzard	14,350	1,086,726

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Communication Services (continued)
Alphabet, Cl A *	4,078	$6,590,497

AT&T	42,063	1,136,542

Bandwidth, Cl A *	820	131,491

Charter Communications, Cl A *	1,088	656,956

Comcast, Cl A	15,738	664,773

Electronic Arts *	2,801	335,644

Facebook, Cl A *	32,967	8,673,947

Match Group *	224	26,159

Netflix *	1,278	607,996

Nexstar Media Group, Cl A	3,403	280,407

Spotify Technology *	7,237	1,736,084

Take-Two Interactive Software *	2,263	350,584

TEGNA	4,951	59,561

T-Mobile US *	30,567	3,349,226

Twitter *	7,276	300,935

Verizon Communications	31,186	1,777,290

Walt Disney	5,423	657,539

		28,422,357

Consumer Discretionary — 8.0%
Advance Auto Parts	767	112,964

Amazon.com *	3,285	9,973,753

American Eagle Outfitters	12,238	167,783

Asbury Automotive Group *	1,927	198,442

AutoZone *	426	480,946

Bed Bath & Beyond	4,648	92,030

Best Buy	3,900	435,045

Big Lots	2,001	95,247

BJ’s Restaurants	2,957	83,417

Boot Barn Holdings *	6,598	211,268

BorgWarner	21,500	752,070

Carnival	7,210	98,849

CarParts.com *	8,319	105,568

Chipotle Mexican Grill, Cl A *	100	120,148

Churchill Downs	1,270	189,421

Dana	10,468	146,447

Deckers Outdoor *	647	163,930

Dollar General	1,600	333,936

Dollar Tree *	800	72,256

Domino’s Pizza	1,401	530,026

DR Horton	9,600	641,376

eBay	9,700	462,011

Etsy *	723	87,909

Floor & Decor Holdings, Cl A *	1,854	135,342

General Motors	18,600	642,258

Genuine Parts	318	28,757

G-III Apparel Group *	4,817	64,933

Group 1 Automotive	1,164	123,477

GrowGeneration *	6,780	113,226

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Consumer Discretionary (continued)
Hasbro	636	$52,610

Hilton Grand Vacations *	4,687	96,552

Home Depot	5,197	1,386,092

Installed Building Products *	1,375	124,492

Kohl’s	4,992	106,280

Las Vegas Sands	786	37,775

La-Z-Boy, Cl Z	4,326	148,079

Lennar, Cl A	5,300	372,219

LGI Homes *	1,352	144,502

Lithia Motors, Cl A	415	95,272

Lowe’s	1,984	313,670

McDonald’s	2,474	526,962

Meritage Homes *	1,075	93,622

Michaels *	10,645	86,331

Modine Manufacturing *	13,007	83,245

Murphy USA	591	72,273

Nautilus *	6,343	137,580

NIKE, Cl B	4,424	531,234

O’Reilly Automotive *	413	180,316

Penn National Gaming *	2,702	145,854

RH *	557	186,723

Ross Stores	193	16,438

Ruth’s Hospitality Group	6,687	74,761

Scientific Games, Cl A *	7,945	253,287

Shutterstock	2,266	148,310

Stamps.com *	380	84,831

Starbucks	4,300	373,928

Stitch Fix, Cl A *	3,744	128,906

Target	14,728	2,241,896

Taylor Morrison Home, Cl A *	22,700	490,320

Tesla *	1,900	737,276

Tiffany	3,721	486,856

TJX	43,704	2,220,163

Toll Brothers	17,800	752,584

TopBuild *	1,948	298,453

TRI Pointe Group *	8,037	132,048

Tupperware Brands	4,281	135,793

Vail Resorts	224	51,977

Whirlpool	5,100	943,296

Williams-Sonoma	1,020	93,034

YETI Holdings *	2,372	117,366

Yum China Holdings	1,280	68,134

Yum! Brands	1,857	173,314

		31,607,489

Consumer Staples — 2.2%
Altria Group	492	17,751

BJ’s Wholesale Club Holdings *	2,736	104,762

Boston Beer, Cl A *	107	111,192

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Consumer Staples (continued)
Celsius Holdings *	5,635	$113,320

Church & Dwight	3,796	335,528

Clorox	2,323	481,442

Colgate-Palmolive	598	47,176

Costco Wholesale	1,831	654,802

Darling Ingredients *	3,257	140,051

Edgewell Personal Care *	2,444	64,082

Freshpet *	1,754	200,833

General Mills	670	39,610

Hormel Foods	6,488	315,901

Hostess Brands, Cl A *	11,552	146,017

Kellogg	4,480	281,747

Kimberly-Clark	2,756	365,418

Kraft Heinz	16,600	507,794

Kroger	10,885	350,606

McCormick	2,433	439,181

Molson Coors Beverage, Cl B	17,800	627,628

Mondelez International, Cl A	342	18,167

PepsiCo	4,568	608,869

Procter & Gamble	4,205	576,506

Spectrum Brands Holdings	3,590	204,163

Utz Brands	7,131	120,942

Walgreens Boots Alliance	37,232	1,267,377

Walmart	5,452	756,465

		8,897,330

Energy — 0.3%
Cabot Oil & Gas, Cl A	1,951	34,708

ChampionX *	13,146	114,765

Chevron	2,677	186,052

ExxonMobil	867	28,282

New Fortress Energy, Cl A	2,907	105,030

Parsley Energy, Cl A	18,444	184,624

PDC Energy *	7,021	83,690

Renewable Energy Group *	1,857	104,735

Valero Energy	11,800	455,598

		1,297,484

Financials — 5.3%
AGNC Investment ‡	1,909	26,669

Ameriprise Financial	5,500	884,565

Ameris Bancorp	4,359	127,719

Aon, Cl A	1,495	275,095

Artisan Partners Asset Management, Cl A	3,431	137,446

Atlantic Union Bankshares	7,256	183,504

Bancorp *	7,972	76,531

Banner	1,629	60,061

Berkshire Hathaway, Cl B *	5,406	1,091,472

Blackstone Mortgage Trust, Cl A ‡	8,791	190,765

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Financials (continued)
BRP Group, Cl A *	4,989	$127,220

Capital One Financial	40,844	2,984,879

Charles Schwab	44,903	1,845,962

Chubb	1,123	145,889

Cincinnati Financial	2,100	148,554

Citigroup	67,946	2,814,323

Citizens Financial Group	22,900	624,025

CME Group, Cl A	1,500	226,080

Enterprise Financial Services	6,350	184,849

Equitable Holdings	11,043	237,314

Erie Indemnity, Cl A	997	232,171

Everest Re Group	489	96,372

FB Financial	2,787	82,217

Fidelity National Financial	3,028	94,746

First Merchants	5,428	141,725

FNB	24,972	188,788

Franklin Resources	2,084	39,075

Globe Life	1,580	128,122

Goosehead Insurance, Cl A	1,210	148,273

Heritage Insurance Holdings	16,048	151,493

Independent Bank Group	4,916	253,567

Intercontinental Exchange	2,900	273,760

JPMorgan Chase	5,540	543,142

Kinsale Capital Group	764	143,227

Lincoln National	18,000	631,800

Marsh & McLennan	2,500	258,650

Meta Financial Group	7,950	233,253

Mr Cooper Group *	6,010	126,691

OneMain Holdings, Cl A	6,167	215,167

Pacific Premier Bancorp	10,404	265,302

PennyMac Financial Services	10,005	508,454

Pinnacle Financial Partners	5,360	245,434

PNC Financial Services Group	2,200	246,136

Preferred Bank	4,278	144,725

Primerica	1,351	148,934

Progressive	1,200	110,280

S&P Global	4,601	1,484,881

Social Capital Hedosophia Holdings II, Cl A *	6,738	110,773

Sterling Bancorp	18,754	250,929

Stifel Financial	3,430	200,518

TCF Financial	5,221	142,063

Travelers	410	49,491

Triumph Bancorp *	3,220	135,659

Trupanion *	1,199	85,777

Umpqua Holdings	14,622	183,652

US Bancorp	5,015	195,334

Zions Bancorp	1,302	42,016

		20,925,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Health Care — 7.4%
Abbott Laboratories	4,469	$469,737

AbbVie	34,894	2,969,479

Alexion Pharmaceuticals *	9,200	1,059,288

Alphatec Holdings *	13,512	115,393

Amgen	4,481	972,108

Amicus Therapeutics *	13,024	232,218

Anthem	841	229,425

Arena Pharmaceuticals *	1,631	139,809

Arrowhead Pharmaceuticals *	3,596	206,051

Avanos Medical *	4,567	161,443

Axonics Modulation Technologies *	2,697	126,462

Becton Dickinson	330	76,273

Biogen *	3,100	781,417

Biohaven Pharmaceutical Holding *	1,450	112,317

BioTelemetry *	1,752	74,600

Blueprint Medicines *	1,907	195,048

Bristol-Myers Squibb	37,207	2,174,749

Cardiff Oncology *	7,714	122,036

CareDx *	3,148	154,409

Castle Biosciences *	2,294	106,510

Centene *	6,180	365,238

Charles River Laboratories International *	499	113,622

Cigna	1,493	249,286

Coherus Biosciences *	3,293	54,894

CryoPort *	3,216	129,090

CVS Health	466	26,138

Danaher	3,089	709,049

DaVita *	11,098	957,203

Denali Therapeutics *	3,841	164,318

DexCom *	1,400	447,412

Eli Lilly and	6,663	869,255

Emergent BioSolutions *	1,652	148,630

Fate Therapeutics *	3,313	147,097

Flexion Therapeutics *	5,509	66,053

Gilead Sciences	5,820	338,433

Halozyme Therapeutics *	4,114	115,192

HCA Healthcare	9,662	1,197,508

Henry Schein *	2,260	143,691

Horizon Therapeutics *	2,318	173,688

ICU Medical *	488	86,762

Immunovant *	3,296	143,772

Inari Medical *	1,427	94,467

Insmed *	4,975	163,877

Inspire Medical Systems *	1,127	134,598

Intra-Cellular Therapies, Cl A *	3,543	87,406

Invitae *	3,644	142,881

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Health Care (continued)
iRhythm Technologies *	684	$144,632

Jazz Pharmaceuticals *	6,200	893,420

Johnson & Johnson	5,200	712,972

Karyopharm Therapeutics *	4,529	67,120

Kodiak Sciences *	1,811	164,457

Kura Oncology *	4,349	135,906

Livongo Health *	961	122,656

Magellan Health *	1,089	78,702

Medtronic	2,993	301,006

Merck	17,167	1,291,130

Meridian Bioscience *	5,722	98,132

Mirati Therapeutics *	1,104	239,723

Mylan *	2,276	33,093

NanoString Technologies *	2,895	106,102

Natera *	2,671	179,651

Ontrak *	1,646	100,801

Owens & Minor	5,488	137,859

Penumbra *	529	138,085

Pfizer	43,847	1,555,691

Providence Service *	1,483	174,327

R1 RCM *	8,132	145,725

Regeneron Pharmaceuticals *	942	512,034

Repligen *	731	121,763

Replimune Group *	3,108	129,946

Scholar Rock Holding *	4,097	159,373

Seres Therapeutics *	4,453	124,194

Shockwave Medical *	2,217	151,465

Silk Road Medical *	1,980	119,988

Tandem Diabetes Care *	1,069	116,521

Teladoc Health *	1,907	374,649

TG Therapeutics *	4,661	117,783

Thermo Fisher Scientific	1,495	707,314

Turning Point Therapeutics *	1,176	108,415

Twist Bioscience *	1,640	125,690

Ultragenyx Pharmaceutical *	1,583	159,092

UnitedHealth Group	3,698	1,128,408

Veracyte *	3,433	118,988

Vertex Pharmaceuticals *	3,100	645,916

		29,491,061

Industrials — 3.6%
3M	269	43,029

A O Smith	894	46,211

ABM Industries	2,947	102,320

Air Transport Services Group *	11,906	333,844

Allison Transmission Holdings	18,600	672,390

Ameresco, Cl A *	3,272	125,612

Atkore International Group *	4,489	92,877

Atlas Air Worldwide Holdings *	1,854	109,683

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Industrials (continued)
AZEK, Cl A *	2,558	$85,539

BMC Stock Holdings *	4,676	185,123

BrightView Holdings *	10,867	132,903

Builders FirstSource *	4,899	148,440

Carrier Global	1,864	62,239

CH Robinson Worldwide	4,748	419,866

Chart Industries *	1,787	150,912

CSX	4,900	386,806

Cummins	2,800	615,692

Dycom Industries *	2,188	142,089

EMCOR Group	1,830	124,788

Equifax	1,700	232,220

Expeditors International of Washington	3,900	344,643

Fastenal	1,025	44,311

Federal Signal	3,384	97,053

FedEx	2,400	622,728

Fortive	2,250	138,600

Generac Holdings *	491	103,184

General Dynamics	1,500	196,995

Gibraltar Industries *	3,002	172,465

Honeywell International	2,447	403,633

Hub Group, Cl A *	2,739	137,306

IAA *	2,517	142,437

ICF International	1,467	95,927

Johnson Controls International	1,900	80,199

Kadant	1,356	156,103

Kaman	1,524	60,442

KBR	2,849	63,504

Kforce	3,429	118,986

L3Harris Technologies	11,927	1,921,559

Lockheed Martin	798	279,404

Masonite International *	1,479	130,152

Matson	2,893	150,291

Maxar Technologies	4,971	128,102

MYR Group *	5,651	241,580

Norfolk Southern	132	27,604

Northrop Grumman	800	231,856

Otis Worldwide	932	57,113

Plug Power *	12,241	171,374

Quanta Services	2,783	173,743

Rexnord	5,013	160,817

Roper Technologies	433	160,790

Saia *	799	117,980

SkyWest	2,208	64,098

Southwest Airlines	1,470	58,109

Standex International	1,118	69,417

Sterling Construction *	12,632	185,690

Sunrun *	2,340	121,727

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Industrials (continued)
Tetra Tech	2,084	$210,297

TPI Composites *	4,734	156,790

Trane Technologies	168	22,302

Trex *	1,951	135,672

Triton International	6,400	236,032

Union Pacific	2,084	369,264

United Airlines Holdings *	10,600	358,916

United Parcel Service, Cl B	3,687	579,264

Verisk Analytics, Cl A	1,666	296,498

Vicor *	1,370	106,860

Waste Management	1,400	151,074

		14,265,474

Information Technology — 14.9%
Adobe *	767	342,926

Advanced Energy Industries *	2,346	158,285

Amdocs	10,500	591,990

Amphenol, Cl A	2,702	304,894

Appian, Cl A *	2,285	144,641

Apple	94,076	10,241,113

Applied Materials	28,800	1,705,824

Atlassian, Cl A *	6,652	1,274,656

Automatic Data Processing	1,930	304,863

Avaya Holdings *	7,799	134,143

Bill.com Holdings *	1,019	101,900

Calix *	6,563	153,640

Cerence *	2,227	121,550

Cirrus Logic *	1,243	85,605

Cisco Systems	30,818	1,106,366

Citrix Systems	265	30,017

Digital Turbine *	3,182	91,196

Dropbox, Cl A *	2,866	52,333

Entegris	1,191	89,051

Fidelity National Information Services	3,100	386,229

Fiserv *	6,961	664,567

Five9 *	1,079	163,706

Global Payments	1,768	278,884

HP	42,300	759,708

II-VI *	1,845	83,892

Intel	30,135	1,334,378

Keysight Technologies *	398	41,738

KLA	1,894	373,459

LivePerson *	2,785	148,886

LiveRamp Holdings *	2,614	172,759

Mastercard, Cl A	3,312	955,976

Maxim Integrated Products	740	51,541

Methode Electronics	4,867	149,758

Micron Technology *	13,671	688,198

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Information Technology (continued)
Microsoft	49,080	$9,937,228

Motorola Solutions	2,128	336,352

Nuance Communications *	3,806	121,449

NVIDIA	5,457	2,735,921

Okta, Cl A *	1,832	384,408

ON Semiconductor *	17,400	436,566

Oracle	29,511	1,655,862

Paychex	4,831	397,350

PayPal Holdings *	15,189	2,827,129

Pegasystems	839	97,223

Plexus *	1,956	136,020

Progress Software	2,657	96,635

Qorvo *	25,614	3,262,199

QUALCOMM	4,021	496,031

Sailpoint Technologies Holdings *	4,499	186,753

salesforce.com *	1,059	245,974

ServiceNow *	4,661	2,319,174

SiTime *	1,729	144,354

SPS Commerce *	1,461	125,047

Square, Cl A *	13,700	2,121,856

SunPower, Cl A *	9,096	145,445

Synaptics *	1,331	102,048

Tenable Holdings *	3,820	130,300

Texas Instruments	5,932	857,708

Twilio, Cl A *	8,226	2,294,807

Unisys *	7,463	98,064

Varonis Systems *	1,225	141,573

Verint Systems *	2,868	139,155

VeriSign *	1,393	265,645

Visa, Cl A	14,739	2,678,224

Vontier *	900	25,866

Xilinx	1,936	229,784

Zoom Video Communications, Cl A *	1,331	613,471

Zscaler *	957	129,913

		59,204,206

Materials — 2.3%
Advanced Drainage Systems	2,676	169,739

Air Products and Chemicals	1,818	502,204

Avient	2,684	83,392

Ball	18,255	1,624,695

CF Industries Holdings	45,098	1,245,156

Ecolab	1,584	290,807

Ferro *	8,276	106,430

HB Fuller	2,887	130,637

Hecla Mining	12,101	55,423

Huntsman	27,200	660,688

Koppers Holdings *	3,654	81,959

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Materials (continued)
LyondellBasell Industries, Cl A	12,100	$828,245

Martin Marietta Materials	138	36,756

Materion	2,637	134,988

Neenah	1,911	71,911

Newmont Mining	5,400	339,336

Packaging Corp of America	1,500	171,735

PPG Industries	196	25,425

Scotts Miracle-Gro, Cl A	584	87,629

Sherwin-Williams	3,439	2,365,963

Stepan	1,012	117,837

Vulcan Materials	239	34,617

		9,165,572

Real Estate — 1.6%
Alexandria Real Estate Equities ‡	160	24,243

American Finance Trust ‡	23,989	138,296

American Tower, Cl A ‡	2,862	657,258

Armada Hoffler Properties ‡	9,687	87,280

AvalonBay Communities ‡	1,039	144,556

Crown Castle International ‡	14,977	2,339,407

Digital Realty Trust ‡	900	129,870

Equinix ‡	794	580,605

eXp World Holdings *	2,199	93,216

Global Medical ‡	15,422	191,695

Hannon Armstrong Sustainable Infrastructure Capital ‡	3,213	134,464

Hudson Pacific Properties ‡	4,484	86,362

Independence Realty Trust ‡	18,440	224,046

Iron Mountain ‡	987	25,721

Pebblebrook Hotel Trust ‡	10,006	119,872

Public Storage ‡	1,400	320,698

QTS Realty Trust, Cl A ‡	1,794	110,349

Redfin *	3,191	133,288

Retail Opportunity Investments ‡	12,266	119,348

Sabra Health Care ‡	7,132	93,857

SBA Communications, Cl A ‡	500	145,185

Terreno Realty ‡	3,560	200,357

VEREIT ‡	68,600	425,320

		6,525,293

Utilities — 0.6%
Ameren	1,847	149,829

American Electric Power	3,937	354,054

Black Hills	2,872	162,728

Clearway Energy, Cl C	8,795	247,667

CMS Energy	3,900	246,987

Consolidated Edison	2,996	235,156

Duke Energy	297	27,357

Portland General Electric	2,678	105,245

South Jersey Industries	7,705	148,475

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

COMMON STOCK (continued)

	Shares	Value

UNITED STATES (continued)

Utilities (continued)
Sunnova Energy International *	4,940	$118,857

WEC Energy Group	786	79,032

Xcel Energy	4,722	330,682

		2,206,069

		212,007,854

Total Common Stock (Cost $313,533,760)		388,355,115

REGISTERED INVESTMENT COMPANY — 0.2%

EXCHANGE TRADED FUND — 0.2%
iShares MSCI ACWI ETF

Total Exchange Traded Fund (Cost $572,518)	7,100	554,794

PREFERRED STOCK — 0.1%

BRAZIL — 0.1%
Cia Paranaense de Energia, 1.019%	7,800	83,601

Itau Unibanco Holding ADR (E)	9,599	39,260

Itausa, 0.168%	24,817	39,315

Telefonica Brasil, 0.908%	5,272	39,086

		201,262

COLOMBIA — 0.0%
Bancolombia (E)	6,333	40,318

GERMANY — 0.0%
Jungheinrich, 1.114%	2,800	101,760

STO & KGaA, 0.247%	700	87,698

		189,458

PREFERRED STOCK (continued)

	Shares/ Number of Warrants	Value

SOUTH KOREA — 0.0%
LG Chemical, 2.840%	175	$48,369

LG Household & Health Care, 1.430%	106	64,519

		112,888

Total Preferred Stock (Cost $444,744)		543,926

WARRANTS — 0.0%

MALAYSIA — 0.0%
Paramount, 1.790% *	43,120	934

SINGAPORE — 0.0%
Ezion Holdings, 0.276% *(B)(C)(D)	102,720	—

Total Warrants (Cost $—)		934

Total Investments in Securities — 98.2% (Cost $314,551,022)		$389,454,769

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)

State Street	11/18/20	USD	237,252	EUR	201,800	$(2,133)

State Street	11/18/20	EUR	1,355,000	USD	1,608,222	29,498

State Street	01/14/21	GBP	1,742,200	USD	2,277,221	18,847

						$46,212

Percentages are based on net assets of $396,613,085.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security considered Master Limited Partnership. At October 31, 2020, these securities amounted to $1,582,382 or 0.4% of Net Assets.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2020, was $32,455 and represented 0.0% of Net Assets.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Securities considered illiquid. The total value of such securities as of October 31, 2020 was $329,087 and represented 0.1% of Net Assets.
(E)	There is currently no stated rate.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2020

ACWI — All Country World Index

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

ETF — Exchange Traded Fund

GBP — British Pound

GDR — Global Depositary Receipt

LP — Limited Partnership

MSCI — Morgan Stanley Capital International

PJSC — Public Joint-Stock Company

USD — United States Dollar

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Common Stock
Australia	$—	$4,194,454	$—	$4,194,454
Austria	—	237,459	—	237,459
Belgium	—	384,391	—	384,391
Bermuda	1,582,382	—	—	1,582,382
Brazil	201,033	—	—	201,033
Canada	10,696,274	—	—	10,696,274
Chile	154,589	71,672	—	226,261
China	18,391,621	9,148,462	—	27,540,083
Czech Republic	—	428,112	—	428,112
Denmark	107,484	4,972,628	—	5,080,112
Finland	—	1,171,138	—	1,171,138
France	66,112	8,499,607	—	8,565,719
Germany	20,078	7,533,657	—	7,553,735
Greece	—	41,092	—	41,092
Hong Kong	—	6,233,259	32,377	6,265,636
Hungary	—	61,526	—	61,526
India	650,997	5,395,360	—	6,046,357
Indonesia	—	236,543	—	236,543
Ireland	3,085,819	622,528	—	3,708,347
Israel	253,345	928,907	—	1,182,252
Italy	—	1,222,187	—	1,222,187
Japan	—	19,918,544	—	19,918,544
Malaysia	—	664,564	—	664,564
Mexico	514,553	—	—	514,553
Netherlands	2,474,262	8,414,741	—	10,889,003
New Zealand	—	199,975	—	199,975
Norway	—	447,939	—	447,939
Philippines	—	114,149	—	114,149
Poland	—	300,466	—	300,466
Portugal	—	27,884	78	27,962
Russia	598,626	1,060,244	—	1,658,870
Saudi Arabia	—	273,607	—	273,607
Singapore	—	919,497	—	919,497
South Africa	150,558	641,856	—	792,414
South Korea	43,467	10,172,912	—	10,216,379
Spain	—	2,901,909	—	2,901,909
Sweden	—	4,860,220	—	4,860,220
Switzerland	—	10,710,050	—	10,710,050
Taiwan	3,563,463	5,719,004	—	9,282,467
Thailand	—	757,506	—	757,506
Turkey	—	155,277	—	155,277
Ukraine	—	49,653	—	49,653
United Kingdom	547,350	13,519,814	—	14,067,164
United States	212,007,854	—	—	212,007,854

Total Common Stock	255,109,867	133,212,793	32,455	388,355,115

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Registered Investment Company	$554,794	$—	$—	$554,794
Preferred Stock
Brazil	201,262	—	—	201,262
Colombia	40,318	—	—	40,318
Germany	—	189,458	—	189,458
South Korea	—	112,888	—	112,888

Total Preferred Stock	241,580	302,346	—	543,926

Warrants	—	934	—	934

Total Investments in Securities	$255,906,241	$133,516,073	$32,455	$389,454,769

‡	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets.

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Contracts *
Unrealized Appreciation	$—	$48,345	$—	$48,345
Unrealized Depreciation	—	(2,133)	—	(2,133)

Total Other Financial Instruments	$—	$46,212	$—	$46,212

* Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 28.1%

	Face Amount	Value

COMMUNICATION SERVICES — 2.5%
Activision Blizzard

2.500%, 09/15/50	$140,000	$126,115

America Movil

2.875%, 05/07/30	200,000	214,972

AT&T

5.250%, 03/01/37	50,000	62,539

4.850%, 03/01/39	156,000	185,986

4.800%, 06/15/44	375,000	435,686

4.500%, 03/09/48	52,000	58,202

4.350%, 06/15/45	3,000	3,325

3.900%, 03/11/24	250,000	273,781

3.650%, 09/15/59(A)	66,000	62,937

3.600%, 07/15/25	250,000	277,984

3.550%, 09/15/55(A)	36,000	34,102

3.500%, 09/15/53(A)	346,000	330,786

3.300%, 02/01/52	60,000	54,953

Bharti Airtel International Netherlands BV

5.350%, 05/20/24(A)	235,000	255,016

CCL Industries

3.050%, 06/01/30(A)	70,000	74,360

CCO Holdings

5.750%, 02/15/26(A)	40,000	41,467

5.375%, 06/01/29(A)	44,000	47,630

4.500%, 08/15/30(A)	79,000	82,101

4.500%, 05/01/32(A)	64,000	66,160

4.250%, 02/01/31(A)	227,000	232,627

CenturyLink

4.000%, 02/15/27(A)	23,000	23,515

Comcast

3.750%, 04/01/40	55,000	64,018

3.150%, 02/15/28	250,000	279,008

2.650%, 02/01/30	85,000	91,654

CSC Holdings

5.500%, 05/15/26(A)	200,000	208,100

5.375%, 02/01/28(A)	10,000	10,625

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

COMMUNICATION SERVICES (continued)
Intelsat Jackson Holdings

9.750%, 07/15/25(A) (B)	$190,000	$118,750

8.500%, 10/15/24(A) (B)	43,000	26,557

Level 3 Financing

5.375%, 05/01/25	44,000	45,254

4.625%, 09/15/27(A)	33,000	33,660

4.250%, 07/01/28(A)	85,000	85,425

Live Nation Entertainment

4.750%, 10/15/27(A)	35,000	32,167

NBCUniversal Enterprise

5.250%, 06/19/69(A)	170,000	172,125

Northwestern Mutual Life Insurance

3.625%, 09/30/59(A)	80,000	87,233

Ooredoo International Finance MTN

3.250%, 02/21/23(A)	200,000	208,680

Prosus

4.850%, 07/06/27(A)	200,000	228,890

Qwest

7.250%, 09/15/25	65,000	74,738

Sprint

7.875%, 09/15/23	10,000	11,400

Sprint Spectrum

5.152%, 03/20/28(A)	250,000	291,302

3.360%, 09/20/21(A)	93,750	94,628

Tencent MTN

3.290%, 06/03/60(A)	200,000	200,099

Time Warner Cable

5.875%, 11/15/40	200,000	247,526

5.500%, 09/01/41	100,000	120,177

4.500%, 09/15/42	150,000	162,946

T-Mobile USA

6.000%, 03/01/23	93,000	93,000

6.000%, 04/15/24	45,000	45,796

4.500%, 02/01/26	30,000	30,750

4.375%, 04/15/40(A)	100,000	115,654

3.875%, 04/15/30(A)	290,000	325,774

2.550%, 02/15/31(A)	85,000	86,624

Verizon Communications

5.250%, 03/16/37	250,000	340,899

4.272%, 01/15/36	250,000	305,587

1.500%, 09/18/30	250,000	245,469

ViacomCBS

4.200%, 05/19/32	60,000	69,031

2.900%, 01/15/27	250,000	270,079

Virgin Media Secured Finance

5.500%, 05/15/29(A)	75,000	80,131

4.500%, 08/15/30(A)	130,000	132,113

Vodafone Group

5.250%, 05/30/48	115,000	148,924

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

COMMUNICATION SERVICES (continued)
4.875%, 06/19/49	$163,000	$201,719

4.250%, 09/17/50	35,000	40,321

Walt Disney

3.700%, 10/15/25	250,000	282,025

3.600%, 01/13/51	150,000	167,358

2.650%, 01/13/31	110,000	118,271

		8,938,731

CONSUMER DISCRETIONARY — 2.5%
1011778 BC ULC

3.500%, 02/15/29(A)	55,000	54,587

Alimentation Couche-Tard

3.550%, 07/26/27(A)	165,000	183,258

Amazon.com

4.250%, 08/22/57	80,000	105,873

3.875%, 08/22/37	250,000	306,631

American Honda Finance MTN

2.350%, 01/08/27	500,000	530,735

1.700%, 09/09/21	500,000	505,979

American University

3.672%, 04/01/49	250,000	267,225

Asbury Automotive Group

4.750%, 03/01/30(A)	15,000	15,488

4.500%, 03/01/28(A)	15,000	15,262

Caesars Entertainment

6.250%, 07/01/25(A)	33,000	33,804

Cargill

3.250%, 05/23/29(A)	500,000	554,540

Churchill Downs

5.500%, 04/01/27(A)	106,000	109,776

4.750%, 01/15/28(A)	40,000	40,600

Daimler Finance North America

2.000%, 07/06/21(A)	500,000	504,825

El Puerto de Liverpool

3.875%, 10/06/26(A)	390,000	404,141

Expedia Group

7.000%, 05/01/25(A)	35,000	37,479

6.250%, 05/01/25(A)	45,000	49,485

4.625%, 08/01/27(A)	35,000	36,701

3.600%, 12/15/23(A)	70,000	71,979

Falabella

3.750%, 04/30/23(A)	200,000	208,000

Ford Motor Credit

5.750%, 02/01/21	450,000	453,510

3.813%, 10/12/21	80,000	80,400

3.336%, 03/18/21	200,000	200,000

2.343%, 11/02/20	175,000	175,000

1.104%, 10/12/21	180,000	175,576

General Motors

5.000%, 04/01/35	135,000	149,839

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
General Motors Financial

4.375%, 09/25/21	$50,000	$51,544

4.200%, 11/06/21	40,000	41,213

3.450%, 04/10/22	30,000	30,876

3.200%, 07/06/21	40,000	40,539

3.150%, 06/30/22	85,000	87,435

2.900%, 02/26/25	80,000	83,084

Georgetown University

5.215%, 10/01/18	35,000	44,811

4.315%, 04/01/49	25,000	29,777

Group 1 Automotive

4.000%, 08/15/28(A)	40,000	40,050

Hanesbrands

5.375%, 05/15/25(A)	35,000	36,838

4.875%, 05/15/26(A)	40,000	43,000

4.625%, 05/15/24(A)	10,000	10,415

Hasbro

3.900%, 11/19/29	10,000	10,749

3.550%, 11/19/26	55,000	59,219

Home Depot

3.900%, 06/15/47	250,000	303,099

3.350%, 04/15/50	20,000	22,600

Hyundai Capital America

3.000%, 02/10/27(A)	85,000	88,621

2.650%, 02/10/25(A)	120,000	123,811

Ken Garff Automotive

4.875%, 09/15/28(A)	35,000	34,679

Lear

5.250%, 05/15/49	155,000	174,192

Lennar

4.750%, 11/15/22	10,000	10,512

4.500%, 04/30/24	5,000	5,388

Lithia Motors

4.375%, 01/15/31(A)	70,000	72,275

Lowe’s

4.050%, 05/03/47	250,000	297,712

Marriott International

3.500%, 10/15/32	175,000	172,715

Mohawk Industries

3.625%, 05/15/30	175,000	190,004

Newell Brands

4.875%, 06/01/25	30,000	32,484

Nissan Motor

3.522%, 09/17/25(A)	200,000	201,444

NVR

3.000%, 05/15/30	140,000	150,097

Reynolds American

5.850%, 08/15/45	265,000	323,384

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Starbucks

3.500%, 11/15/50	$155,000	$165,108

3.350%, 03/12/50	80,000	83,329

Toyota Motor

2.358%, 07/02/24	105,000	111,471

Toyota Motor Credit MTN

1.800%, 02/13/25	130,000	135,375

Whirlpool

4.750%, 02/26/29	115,000	138,936

Whirlpool MTN

4.850%, 06/15/21	140,000	143,673

		8,861,152

CONSUMER STAPLES — 2.7%
Albertsons

3.250%, 03/15/26(A)	140,000	137,333

Altria Group

4.400%, 02/14/26	75,000	86,304

2.350%, 05/06/25	35,000	36,911

Anheuser-Busch

4.900%, 02/01/46	420,000	513,718

4.700%, 02/01/36	78,000	95,836

Anheuser-Busch InBev Finance

4.700%, 02/01/36	250,000	298,291

Anheuser-Busch InBev Worldwide

4.600%, 06/01/60	135,000	161,325

4.350%, 06/01/40	140,000	164,874

Archer-Daniels-Midland

3.250%, 03/27/30	115,000	132,112

2.500%, 08/11/26	250,000	272,125

Bacardi

5.300%, 05/15/48(A)	280,000	356,822

4.700%, 05/15/28(A)	65,000	74,985

Bausch Health

5.250%, 01/30/30(A)	80,000	79,004

5.000%, 01/30/28(A)	80,000	79,070

Bayer US Finance II

4.375%, 12/15/28(A)	270,000	311,321

4.250%, 12/15/25(A)	75,000	85,215

BRF

5.750%, 09/21/50(A)	200,000	190,225

Bunge Finance

3.250%, 08/15/26	250,000	269,790

1.630%, 08/17/25	25,000	25,150

Central Garden & Pet

4.125%, 10/15/30	110,000	111,375

CK Hutchison International 16

2.750%, 10/03/26(A)	200,000	215,129

Clorox

3.900%, 05/15/28	250,000	294,884

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

CONSUMER STAPLES (continued)
Coca-Cola

2.500%, 06/01/40	$250,000	$263,376

Conagra Brands

1.375%, 11/01/27	80,000	79,331

Constellation Brands

3.750%, 05/01/50	20,000	22,296

2.875%, 05/01/30	50,000	53,854

Fomento Economico Mexicano

3.500%, 01/16/50	256,000	266,847

JBS USA LUX

5.500%, 01/15/30(A)	10,000	10,875

Kraft Heinz Foods

5.000%, 06/04/42	310,000	340,680

4.875%, 10/01/49(A)	400,000	422,897

4.375%, 06/01/46	65,000	66,722

3.875%, 05/15/27(A)	105,000	111,075

Kroger

5.400%, 01/15/49	120,000	166,537

2.650%, 10/15/26	250,000	270,177

PepsiCo

4.000%, 05/02/47	250,000	313,714

3.875%, 03/19/60	60,000	75,311

Pilgrim’s Pride

5.875%, 09/30/27(A)	10,000	10,564

Post Holdings

5.750%, 03/01/27(A)	90,000	94,294

4.625%, 04/15/30(A)	200,000	205,500

Procter & Gamble

3.500%, 10/25/47	250,000	315,505

Providence St. Joseph Health Obligated Group

3.744%, 10/01/47	175,000	196,958

Shire Acquisitions Investments Ireland

2.875%, 09/23/23	500,000	530,199

Smithfield Foods

3.000%, 10/15/30(A)	15,000	15,282

Spectrum Brands

5.750%, 07/15/25	40,000	41,150

Stanford Health Care

3.795%, 11/15/48	250,000	294,322

Walgreen

4.400%, 09/15/42	220,000	231,211

Walmart

4.750%, 10/02/43	500,000	667,040

2.650%, 12/15/24	400,000	431,527

		9,489,043

ENERGY — 2.5%

Antero Resources

5.625%, 06/01/23	15,000	12,600

5.125%, 12/01/22	41,000	37,966

5.000%, 03/01/25	117,000	86,624

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

ENERGY (continued)
Calpine

5.000%, 02/01/31(A)	$140,000	$142,933

Canadian Natural Resources

3.850%, 06/01/27	50,000	52,860

Cheniere Energy Partners

5.250%, 10/01/25	10,000	10,172

Chevron

3.078%, 05/11/50	40,000	41,469

2.566%, 05/16/23	450,000	473,300

CNPC General Capital

3.950%, 04/19/22(A)	200,000	208,376

ConocoPhillips

4.150%, 11/15/34	250,000	279,964

Diamondback Energy

4.750%, 05/31/25	70,000	76,381

Dolphin Energy

5.500%, 12/15/21(A)	200,000	209,962

Energy Transfer Operating

6.050%, 06/01/41	315,000	322,697

5.500%, 06/01/27	75,000	83,180

5.300%, 04/15/47	20,000	19,055

5.250%, 04/15/29	4,000	4,334

5.000%, 05/15/50	75,000	70,056

4.950%, 06/15/28	50,000	53,729

EOG Resources

2.625%, 03/15/23	406,000	424,537

EQM Midstream Partners

6.500%, 07/01/27(A)	55,000	57,684

Equinor

3.700%, 04/06/50	130,000	144,574

Equities

5.000%, 01/15/29	10,000	10,100

3.900%, 10/01/27	25,000	24,008

Exxon Mobil

4.327%, 03/19/50	200,000	241,386

4.227%, 03/19/40	30,000	35,967

3.482%, 03/19/30	65,000	73,472

3.452%, 04/15/51	45,000	47,143

2.610%, 10/15/30	20,000	21,128

Gray Oak Pipeline

3.450%, 10/15/27(A)	5,000	5,070

2.600%, 10/15/25(A)	15,000	14,986

Jagged Peak Energy

5.875%, 05/01/26	75,000	77,250

Kinder Morgan

5.625%, 11/15/23(A)	320,000	360,208

Kinder Morgan Energy Partners

5.800%, 03/15/35	200,000	238,186

Leviathan Bond

6.125%, 06/30/25(A)	85,000	87,873

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

ENERGY (continued)
Nevada Power

3.125%, 08/01/50	$250,000	$263,951

Occidental Petroleum

5.875%, 09/01/25	30,000	26,400

3.000%, 02/15/27	250,000	188,750

2.600%, 08/13/21	150,000	146,625

ONEOK

5.850%, 01/15/26	50,000	56,859

Pattern Energy Operations

4.500%, 08/15/28(A)	45,000	46,918

Petroleos Mexicanos

7.690%, 01/23/50	125,000	103,866

6.950%, 01/28/60	35,000	27,370

6.625%, 06/15/35	60,000	49,414

5.950%, 01/28/31	15,000	12,555

Petroleos Mexicanos MTN

6.750%, 09/21/47	230,000	178,547

Phillips 66

4.300%, 04/01/22	500,000	525,172

Plains All American Pipeline

4.650%, 10/15/25	140,000	149,407

3.800%, 09/15/30	25,000	24,167

Range Resources

5.000%, 03/15/23	79,000	76,647

4.875%, 05/15/25	40,000	37,125

Rattler Midstream

5.625%, 07/15/25(A)	55,000	56,513

Rockies Express Pipeline

6.875%, 04/15/40(A)	40,000	41,000

Ruby Pipeline

7.750%, 04/01/22(A)	157,197	134,945

Sabine Pass Liquefaction

4.500%, 05/15/30(A)	175,000	195,776

Saudi Arabian Oil Company MTN

4.375%, 04/16/49(A)	200,000	235,482

Shell International Finance BV

1.750%, 09/12/21	500,000	506,450

SM Energy

10.000%, 01/15/25(A)	94,000	89,476

Sunoco Logistics Partners Operations

5.400%, 10/01/47	85,000	81,931

5.350%, 05/15/45	65,000	61,904

3.900%, 07/15/26	200,000	206,111

Targa Resources Partners

6.875%, 01/15/29	20,000	21,450

TC PipeLines

4.650%, 06/15/21	400,000	406,117

Thaioil Treasury Center MTN

4.875%, 01/23/43(A)	200,000	219,742

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

ENERGY (continued)
TransMontaigne Partners

6.125%, 02/15/26	$23,000	$23,511

Transocean Guardian

5.875%, 01/15/24(A)	81,900	49,959

Transocean Pontus

6.125%, 08/01/25(A)	47,580	42,034

Transocean Poseidon

6.875%, 02/01/27(A)	55,000	41,250

Transocean Proteus

6.250%, 12/01/24(A)	24,050	21,164

Transportadora de Gas Internacional ESP

5.550%, 11/01/28(A)	200,000	229,902

USA Compression Partners

6.875%, 04/01/26	10,000	9,916

6.875%, 09/01/27	27,000	27,141

Williams

3.500%, 11/15/30	175,000	187,928

WPX Energy

4.500%, 01/15/30	135,000	129,600

		8,982,305

FINANCIALS — 5.8%
Ally Financial

3.050%, 06/05/23	250,000	261,376

American Express

2.500%, 07/30/24	160,000	169,720

American Express Credit MTN

2.700%, 03/03/22	750,000	772,334

Athene Global Funding

2.450%, 08/20/27(A)	220,000	223,226

Banco Santander Chile

3.875%, 09/20/22(A)	180,000	189,000

2.700%, 01/10/25(A)	150,000	157,314

Bangkok Bank MTN

4.050%, 03/19/24(A)	205,000	222,083

Bank of America

3.004%, 12/20/23	70,000	73,383

2.592%, 04/29/31	105,000	109,644

Bank of America MTN

4.083%, 03/20/51	80,000	97,581

3.970%, 03/05/29	500,000	574,294

3.559%, 04/23/27	345,000	384,658

3.300%, 01/11/23	500,000	530,087

2.884%, 10/22/30	80,000	85,986

Bank of New York Mellon MTN

3.500%, 04/28/23	250,000	269,337

Bayer US Finance II

4.625%, 06/25/38(A)	100,000	117,033

Berkshire Hathaway Energy

4.250%, 10/15/50(A)	25,000	30,951

Berkshire Hathaway Finance

4.200%, 08/15/48	250,000	313,434

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

FINANCIALS (continued)
BNP Paribas

2.819%, 11/19/25(A)	$320,000	$338,544

BP Capital Markets America

3.633%, 04/06/30	160,000	180,158

Brighthouse Financial

5.625%, 05/15/30	130,000	153,462

Capital One Bank USA

3.375%, 02/15/23	500,000	529,528

Citigroup

4.412%, 03/31/31	270,000	320,585

3.980%, 03/20/30	250,000	286,781

3.200%, 10/21/26	110,000	120,978

2.572%, 06/03/31	140,000	145,893

Diageo Capital

2.125%, 04/29/32	250,000	259,648

Discover Bank

4.250%, 03/13/26	250,000	284,518

DNB Bank

2.150%, 12/02/22(A)	370,000	382,916

Farmers Insurance Exchange

8.625%, 05/01/24(A)	315,000	371,698

Fifth Third Bancorp

3.950%, 03/14/28	250,000	288,793

Goldman Sachs Group

6.750%, 10/01/37	115,000	167,551

3.750%, 05/22/25	500,000	555,880

3.691%, 06/05/28	55,000	62,016

3.272%, 09/29/25	260,000	282,265

HSBC Holdings

4.300%, 03/08/26	250,000	284,417

2.013%, 09/22/28	280,000	278,455

Huntington Bancshares

2.625%, 08/06/24	205,000	218,354

JPMorgan Chase

3.875%, 09/10/24	500,000	554,178

3.509%, 01/23/29	250,000	280,674

2.956%, 05/13/31	95,000	101,170

2.739%, 10/15/30	230,000	246,085

2.182%, 06/01/28	105,000	109,497

KeyCorp MTN

2.550%, 10/01/29	250,000	266,040

Liberty Mutual Group

3.950%, 05/15/60(A)	65,000	70,604

Lloyds Banking Group

4.344%, 01/09/48	330,000	389,673

4.050%, 08/16/23	100,000	108,553

Massachusetts Mutual Life Insurance

3.375%, 04/15/50(A)	110,000	112,170

MGM Growth Properties Operating Partnership

5.625%, 05/01/24	30,000	31,581

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

FINANCIALS (continued)
Morgan Stanley MTN

3.700%, 10/23/24	$180,000	$200,033

3.125%, 07/27/26	250,000	275,843

National Rural Utilities Cooperative Finance

4.750%, 04/30/43	175,000	180,688

3.400%, 02/07/28	250,000	286,247

Nationwide Building Society MTN

3.622%, 04/26/23(A)	200,000	207,845

Nationwide Mutual Insurance

2.540%, 12/15/24(A)	400,000	399,649

Navient MTN

6.125%, 03/25/24	85,000	86,063

Navient

6.750%, 06/15/26	10,000	10,075

5.875%, 10/25/24	10,000	9,925

5.000%, 03/15/27	110,000	102,722

New York Life Insurance

3.750%, 05/15/50(A)	150,000	167,303

OneAmerica Financial Partners

4.250%, 10/15/50(A)	20,000	20,923

PNC Bank

3.100%, 10/25/27	250,000	277,692

Quicken Loans

3.875%, 03/01/31(A)	80,000	78,700

Raymond James Financial

4.950%, 07/15/46	120,000	157,971

Royal Bank of Canada MTN

1.150%, 06/10/25	250,000	254,037

Santander UK

5.000%, 11/07/23(A)	55,000	60,154

Santander UK Group Holdings

5.625%, 09/15/45(A)	200,000	252,533

4.796%, 11/15/24	145,000	160,080

Societe Generale MTN

2.625%, 01/22/25(A)	310,000	322,553

Standard Chartered

2.819%, 01/30/26(A)	260,000	270,574

Sumitomo Mitsui Financial Group

3.040%, 07/16/29	200,000	217,323

1.474%, 07/08/25	200,000	203,545

Teachers Insurance & Annuity Association of America

4.375%, 09/15/54(A)	350,000	372,008

Toronto-Dominion Bank MTN

2.650%, 06/12/24	200,000	213,721

0.750%, 06/12/23	250,000	251,688

Trivium Packaging Finance BV

5.500%, 08/15/26(A)	90,000	94,275

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

FINANCIALS (continued)
Truist Financial

4.000%, 05/01/25	$250,000	$283,436

Truist Financial MTN

3.750%, 12/06/23	500,000	546,838
U.S. Bancorp MTN

3.150%, 04/27/27	250,000	279,643

University of Pennsylvania

3.610%, 02/15/19	60,000	61,948

Wells Fargo MTN

5.013%, 04/04/51	180,000	243,519

2.879%, 10/30/30	635,000	675,835

2.393%, 06/02/28	130,000	135,111

Wells Fargo

3.069%, 01/24/23	500,000	515,113

3.068%, 04/30/41	160,000	165,540

Willis North America

2.950%, 09/15/29	40,000	43,555

		20,448,814

HEALTH CARE — 2.9%
Abbott Laboratories

3.750%, 11/30/26	282,000	327,337

AbbVie

4.850%, 06/15/44(A)	125,000	154,762

4.400%, 11/06/42	200,000	239,150

4.250%, 11/21/49(A)	120,000	140,149

4.050%, 11/21/39(A)	50,000	57,338

3.600%, 05/14/25	250,000	276,689

Aetna

2.800%, 06/15/23	225,000	236,322

Amgen

4.400%, 05/01/45	85,000	103,726

3.625%, 05/15/22	500,000	520,824

Anthem

3.650%, 12/01/27	190,000	214,817

Bayer US Finance II

4.875%, 06/25/48(A)	240,000	288,627

Biogen

3.150%, 05/01/50	60,000	58,063

2.250%, 05/01/30	120,000	120,923

Bristol-Myers Squibb

3.875%, 08/15/25	250,000	284,331

Centene

5.375%, 08/15/26(A)	47,000	49,702

4.250%, 12/15/27	175,000	184,222

3.375%, 02/15/30	95,000	98,681

3.000%, 10/15/30	209,000	217,037

Cigna

4.125%, 11/15/25	350,000	400,308

3.400%, 03/15/50	145,000	152,535

3.000%, 07/15/23	500,000	530,825

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

HEALTH CARE (continued)
CommonSpirit Health

2.782%, 10/01/30	$55,000	$54,907

CVS Health

5.125%, 07/20/45	195,000	246,819

5.050%, 03/25/48	435,000	551,703

4.300%, 03/25/28	70,000	81,060

2.700%, 08/21/40	250,000	238,676

DaVita

4.625%, 06/01/30(A)	120,000	122,057

Eli Lilly

3.375%, 03/15/29	250,000	288,504

Encompass Health

4.750%, 02/01/30	57,000	59,372

4.625%, 04/01/31	50,000	51,500

Gilead Sciences

4.000%, 09/01/36	250,000	296,584

3.500%, 02/01/25	250,000	275,222

HCA

5.250%, 04/15/25	120,000	138,990

5.125%, 06/15/39	110,000	133,898

5.000%, 03/15/24	145,000	162,235

4.750%, 05/01/23	36,000	39,286

Johnson & Johnson

3.500%, 01/15/48	250,000	306,287

Medtronic

3.500%, 03/15/25	350,000	393,260

Molina Healthcare

5.375%, 11/15/22	35,000	36,370

4.375%, 06/15/28(A)	120,000	123,000

Partners Healthcare System

3.342%, 07/01/60	235,000	248,227

Quest Diagnostics

2.800%, 06/30/31	80,000	85,681

Stryker

3.650%, 03/07/28	100,000	114,429

1.950%, 06/15/30	105,000	106,556

Takeda Pharmaceutical

2.050%, 03/31/30	250,000	251,625

Tenet Healthcare

5.125%, 11/01/27(A)	80,000	82,376

4.875%, 01/01/26(A)	96,000	97,385

Teva Pharmaceutical Finance Netherlands III BV

7.125%, 01/31/25	200,000	207,250

UnitedHealth Group

4.750%, 07/15/45	170,000	230,577

Upjohn

4.000%, 06/22/50(A)	30,000	31,759

Zoetis

3.250%, 02/01/23	385,000	405,700

		10,117,663

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

INDUSTRIALS — 4.0%
3M MTN

3.125%, 09/19/46	$250,000	$268,921

AerCap Ireland Capital DAC

3.950%, 02/01/22	200,000	203,345

Air Lease MTN

3.750%, 06/01/26	185,000	190,208
Air Lease

3.500%, 01/15/22	180,000	184,199

Ardagh Packaging Finance

4.125%, 08/15/26(A)	110,000	112,200

Avolon Holdings Funding

5.250%, 05/15/24(A)	10,000	10,211

5.125%, 10/01/23(A)	10,000	10,175

3.950%, 07/01/24(A)	65,000	63,733

2.875%, 02/15/25(A)	150,000	141,375

BAT Capital

4.540%, 08/15/47	165,000	173,669

2.789%, 09/06/24	355,000	374,787

2.726%, 03/25/31	265,000	261,670

Boeing

5.805%, 05/01/50	175,000	206,099

5.705%, 05/01/40	175,000	202,994

3.650%, 03/01/47	250,000	221,191

Burlington Northern Santa Fe

3.900%, 08/01/46	250,000	297,363

3.550%, 02/15/50	65,000	74,854

Canadian Pacific Railway

2.050%, 03/05/30	500,000	517,280

Caterpillar Financial Services MTN

2.150%, 11/08/24	70,000	73,984

1.450%, 05/15/25	250,000	257,732

Clark Equipment

5.875%, 06/01/25(A)	30,000	31,200

Clean Harbors

5.125%, 07/15/29(A)	92,000	99,997

CNH Industrial Capital

4.375%, 04/05/22	120,000	125,872

1.950%, 07/02/23	55,000	55,950

CSX

4.750%, 05/30/42	250,000	316,102

Deere

3.750%, 04/15/50	30,000	37,158

Delta Air Lines

4.750%, 10/20/28(A)	115,000	117,554

Eaton

3.103%, 09/15/27	300,000	333,815

2.750%, 11/02/22	500,000	523,183

Embraer Netherlands Finance BV

5.050%, 06/15/25	190,000	183,540

Equifax

7.000%, 07/01/37	20,000	26,255

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

INDUSTRIALS (continued)
3.300%, 12/15/22	$55,000	$57,688

3.100%, 05/15/30	20,000	21,615

2.600%, 12/15/25	35,000	37,556

FedEx

4.050%, 02/15/48	250,000	288,600

3.875%, 08/01/42	250,000	276,415

GATX

4.000%, 06/30/30	45,000	51,919

3.250%, 09/15/26	250,000	272,534

GE Capital Funding

4.400%, 05/15/30(A)	110,000	120,235

GE Capital International Funding Unlimited

4.418%, 11/15/35	690,000	746,120

General Dynamics

1.875%, 08/15/23	500,000	518,907

General Electric

4.350%, 05/01/50	30,000	31,962

4.250%, 05/01/40	245,000	258,244

4.125%, 10/09/42	20,000	20,776

GFL Environmental

5.125%, 12/15/26(A)	66,000	69,313

3.750%, 08/01/25(A)	35,000	35,000

Huntington Ingalls Industries

4.200%, 05/01/30(A)	45,000	51,896

Icahn Enterprises

5.250%, 05/15/27	65,000	67,262

IHS Markit

5.000%, 11/01/22(A)	37,000	39,600

4.750%, 08/01/28	125,000	147,004

4.000%, 03/01/26(A)	24,000	26,722

John Deere Capital MTN

2.600%, 03/07/24	50,000	53,360

Kansas City Southern

3.500%, 05/01/50	50,000	51,535

Lockheed Martin

4.500%, 05/15/36	250,000	319,588

Mauser Packaging Solutions Holding

5.500%, 04/15/24(A)	10,000	10,004

Mexico City Airport Trust

5.500%, 07/31/47(A)	200,000	172,460

Molex Electronic Technologies

3.900%, 04/15/25(A)	87,000	90,227

Norfolk Southern

4.450%, 06/15/45	250,000	312,313

Northrop Grumman

3.250%, 01/15/28	250,000	279,356

Owens Corning

4.200%, 12/01/24	95,000	104,749

PowerTeam Services

9.033%, 12/04/25(A)	62,000	65,642

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

INDUSTRIALS (continued)
Raytheon

3.150%, 12/15/24	$450,000	$486,576

Raytheon Technologies

4.500%, 06/01/42	250,000	313,388

3.750%, 11/01/46	250,000	286,226

2.250%, 07/01/30	125,000	130,393

Republic Services

3.550%, 06/01/22	250,000	260,153

Roper Technologies

1.400%, 09/15/27	320,000	320,170

Ryder System MTN

2.500%, 09/01/24	115,000	121,396

Sabre GLBL

7.375%, 09/01/25(A)	40,000	40,800

Sensata Technologies

3.750%, 02/15/31(A)	65,000	64,350

Southwest Airlines

5.125%, 06/15/27	130,000	144,559

3.450%, 11/16/27	375,000	379,860

Textron

3.000%, 06/01/30	270,000	283,770

TTX MTN

3.900%, 02/01/45(A)	400,000	453,691

Union Pacific

4.150%, 01/15/45	250,000	299,477

Univar Solutions USA

5.125%, 12/01/27(A)	65,000	67,361

Waste Management

3.500%, 05/15/24	250,000	271,901

Waste Pro USA

5.500%, 02/15/26(A)	42,000	42,420

		14,261,709

INFORMATION TECHNOLOGY — 1.2%
Apple

3.850%, 05/04/43	45,000	55,213

2.200%, 09/11/29	85,000	90,820

2.050%, 09/11/26	165,000	175,764

Broadcom

4.700%, 04/15/25	145,000	164,881

3.150%, 11/15/25	175,000	188,612

Change Healthcare Holdings

5.750%, 03/01/25(A)	10,000	9,996

Corning

5.450%, 11/15/79	165,000	208,101

DXC Technology

4.125%, 04/15/25	35,000	37,684

4.000%, 04/15/23	135,000	142,980

Gartner

3.750%, 10/01/30(A)	110,000	112,486

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

INFORMATION TECHNOLOGY (continued)
Hewlett Packard Enterprise

6.200%, 10/15/35	$160,000	$197,899

4.650%, 10/01/24	25,000	28,218

4.450%, 10/02/23	115,000	126,950

Intel

4.750%, 03/25/50	155,000	211,416

2.875%, 05/11/24	500,000	537,048

J2 Global

4.625%, 10/15/30(A)	150,000	151,552

Jabil

3.000%, 01/15/31	60,000	60,663

Mastercard

3.850%, 03/26/50	45,000	56,016

Microchip Technology

4.333%, 06/01/23	95,000	102,382

2.670%, 09/01/23(A)	85,000	88,202

Micron Technology

2.497%, 04/24/23	120,000	124,888

Oracle

3.600%, 04/01/40	130,000	145,011

2.950%, 11/15/24	250,000	270,578

Park Aerospace Holdings

5.500%, 02/15/24(A)	40,000	41,355

5.250%, 08/15/22(A)	30,000	30,894

4.500%, 03/15/23(A)	95,000	96,081

PayPal Holdings

3.250%, 06/01/50	125,000	134,920

Qorvo

3.375%, 04/01/31(A)	115,000	116,438

Sabre GLBL

9.250%, 04/15/25(A)	15,000	16,538

Science Applications International

4.875%, 04/01/28(A)	15,000	15,714

Seagate HDD Cayman

4.125%, 01/15/31(A)	20,000	21,555

SS&C Technologies

5.500%, 09/30/27(A)	43,000	45,702

Texas Instruments

2.250%, 09/04/29	60,000	64,073

Xilinx

2.375%, 06/01/30	175,000	178,571

		4,049,201

MATERIALS — 1.3%

Air Liquide Finance

2.500%, 09/27/26(A)	250,000	271,191

Air Products and Chemicals

1.500%, 10/15/25	35,000	36,277

Albemarle

4.150%, 12/01/24	250,000	272,556

Amcor Finance USA

3.625%, 04/28/26	200,000	221,590

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

MATERIALS (continued)
Anglo American Capital

2.625%, 09/10/30(A)	$200,000	$200,151

Braskem America Finance

7.125%, 07/22/41(A)	280,000	298,550

Ecolab

4.800%, 03/24/30	15,000	19,043

Freeport-McMoRan

4.625%, 08/01/30	85,000	90,738

Fresnillo

4.250%, 10/02/50(A)	200,000	203,550

Glencore Funding

2.500%, 09/01/30(A)	255,000	247,883

Graphic Packaging International

4.750%, 07/15/27(A)	35,000	37,975

International Flavors & Fragrances

5.000%, 09/26/48	160,000	199,122

International Paper

3.800%, 01/15/26	250,000	285,339

Koppers

6.000%, 02/15/25(A)	75,000	76,688

LYB International Finance II BV

3.500%, 03/02/27	250,000	274,937

LYB International Finance III

2.250%, 10/01/30	40,000	39,921

Nutrien

3.375%, 03/15/25	250,000	274,397

Nutrition & Biosciences

3.468%, 12/01/50(A)	100,000	102,365

OCP

5.625%, 04/25/24(A)	200,000	217,106

Orbia Advance

6.750%, 09/19/42(A)	205,000	258,556

Owens-Brockway Glass Container

6.625%, 05/13/27(A)	60,000	64,350

Sealed Air

4.875%, 12/01/22(A)	55,000	57,888

4.000%, 12/01/27(A)	10,000	10,475

Sherwin-Williams

3.125%, 06/01/24	250,000	270,728

Sociedad Quimica y Minera de Chile

4.250%, 01/22/50(A)	200,000	220,000

Steel Dynamics

3.450%, 04/15/30	20,000	21,962

2.400%, 06/15/25	35,000	36,726

Summit Materials

5.250%, 01/15/29(A)	10,000	10,300

Suzano Austria GmbH

3.750%, 01/15/31	20,000	20,592

Vale Overseas

3.750%, 07/08/30	85,000	89,504

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

MATERIALS (continued)
Valvoline

4.375%, 08/15/25	$55,000	$56,581

4.250%, 02/15/30(A)	20,000	20,400

WRKCo

3.000%, 06/15/33	25,000	26,628

		4,534,069

REAL ESTATE — 0.9%
American Campus Communities Operating Partnership

3.625%, 11/15/27	200,000	214,533

American Tower

3.550%, 07/15/27	250,000	278,447

AvalonBay Communities MTN

2.300%, 03/01/30	250,000	261,788

Boston Properties

3.200%, 01/15/25	250,000	271,159

Brixmor Operating Partnership

4.050%, 07/01/30	20,000	21,616

Crown Castle International

4.150%, 07/01/50	10,000	11,443

CyrusOne

2.150%, 11/01/30	110,000	105,853

ERP Operating

3.250%, 08/01/27	250,000	275,925

GLP Capital

5.375%, 04/15/26	150,000	166,596

5.300%, 01/15/29	215,000	240,056

4.000%, 01/15/30	5,000	5,202

3.350%, 09/01/24	15,000	15,228

Iron Mountain

4.500%, 02/15/31(A)	140,000	139,380

iStar

4.750%, 10/01/24	15,000	14,325

4.250%, 08/01/25	195,000	178,913

Lamar Media

4.000%, 02/15/30	40,000	40,350

3.750%, 02/15/28	100,000	99,596

Prologis

2.250%, 04/15/30	200,000	211,494

Realty Income

3.250%, 01/15/31	45,000	49,223

SBA Communications

4.875%, 09/01/24	38,000	38,828

SL Green Operating Partnership

3.250%, 10/15/22	125,000	127,689

Ventas Realty

3.250%, 10/15/26	450,000	482,332

Welltower

2.750%, 01/15/31	50,000	51,121

		3,301,097

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

UTILITIES — 1.8%
Acwa Power Management And Investments One

5.950%, 12/15/39(A)	$330,000	$377,850

AES

5.125%, 09/01/27	30,000	32,177

3.950%, 07/15/30(A)	20,000	22,193

3.300%, 07/15/25(A)	40,000	43,421

Baltimore Gas & Electric

3.500%, 08/15/46	250,000	280,152

Boston Gas

3.001%, 08/01/29(A)	35,000	38,071

Connecticut Light & Power

4.000%, 04/01/48	250,000	313,280

Dominion Energy

3.375%, 04/01/30	85,000	95,896

DPL

4.125%, 07/01/25(A)	35,000	36,575

Duke Energy Carolinas

4.250%, 12/15/41	500,000	614,615

Edison International

4.950%, 04/15/25	10,000	11,060

Enel Americas

4.000%, 10/25/26	40,000	43,630

Enel Generacion Chile

4.250%, 04/15/24	45,000	48,244

Entergy

2.800%, 06/15/30	70,000	75,321

Essential Utilities

2.704%, 04/15/30	75,000	79,367

Exelon

4.050%, 04/15/30	45,000	52,090

Florida Power & Light

3.950%, 03/01/48	190,000	238,990

3.150%, 10/01/49	85,000	94,901

Georgia Power

4.300%, 03/15/43	250,000	296,725

ITC Holdings

3.650%, 06/15/24	204,000	222,285

Metropolitan Edison

4.000%, 04/15/25(A)	400,000	436,687

NextEra Energy Capital Holdings

2.750%, 11/01/29	250,000	268,533

Ohio Power

2.600%, 04/01/30	30,000	32,653

PacifiCorp

5.750%, 04/01/37	250,000	346,538

4.150%, 02/15/50	250,000	307,030

PG&E

5.250%, 07/01/30	15,000	15,000

5.000%, 07/01/28	20,000	20,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

CORPORATE OBLIGATIONS (continued)

	Face Amount	Value

UTILITIES (continued)
PNM Resources

3.250%, 03/09/21	$190,000	$191,653

PPL Electric Utilities

3.000%, 10/01/49	60,000	63,841

Public Service Electric & Gas MTN

4.000%, 06/01/44	500,000	594,767

Public Service of Colorado

4.100%, 06/15/48	250,000	313,056

Public Service of Oklahoma

4.400%, 02/01/21	300,000	302,997

Transelec

4.250%, 01/14/25(A)	200,000	217,000

Virginia Electric & Power

4.450%, 02/15/44	250,000	322,917

2.875%, 07/15/29	30,000	33,115

Xcel Energy

3.400%, 06/01/30	40,000	45,362

		6,528,042

Total Corporate Obligations (Cost $92,688,770)		99,511,826

MORTGAGE-BACKED SECURITIES — 24.5%

AGENCY MORTGAGE-BACKED OBLIGATIONS — 22.2%
FHLMC

5.000%, 02/01/49	1,382,175	1,519,008

4.500%, 05/01/47	2,303,157	2,498,660

4.000%, 12/01/44	3,403,349	3,695,950

3.500%, 05/01/34	9,994,013	10,876,584

3.000%, 10/01/45	3,868,877	4,057,768

2.500%, 06/01/50	1,309,190	1,364,662

FHLMC Multifamily Structured Pass-Through Certificates, Ser K062, Cl A2

3.413%, 12/25/26	65,000	74,213

FHLMC Multifamily Structured Pass-Through Certificates, Ser K063, Cl A2

3.430%, 01/25/27(C)	70,000	79,883

FHLMC Multifamily Structured Pass-Through Certificates, Ser K069, Cl A2

3.187%, 09/25/27(C)	15,000	17,053

FHLMC Multifamily Structured Pass-Through Certificates, Ser K071, Cl A2

3.286%, 11/25/27	15,000	17,236

FHLMC Multifamily Structured Pass-Through Certificates, Ser K072, Cl A2

3.444%, 12/25/27	100,000	115,606

MORTGAGE-BACKED SECURITIES (continued)

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K073, Cl A2

3.350%, 01/25/28	$80,000	$92,108

FHLMC Multifamily Structured Pass-Through Certificates, Ser K074, Cl A2

3.600%, 01/25/28	155,000	180,685

FHLMC Multifamily Structured Pass-Through Certificates, Ser K084, Cl A2

3.780%, 10/25/28(C)	130,000	154,123

FHLMC Multifamily Structured Pass-Through Certificates, Ser K158, Cl A3

3.900%, 10/25/33(C)	240,000	297,259

FHLMC, Ser 2016-4639, Cl HZ

3.250%, 04/15/53	435,224	491,528

FHLMC, Ser 2018-4818, Cl CA

3.000%, 04/15/48	143,457	149,365

FNMA

5.000%, 06/01/48	524,790	579,179

4.500%, 03/01/49	4,510,286	4,908,166

4.000%, 12/01/45	3,063,328	3,313,136

3.500%, 10/01/45	5,816,585	6,200,292

3.450%, 05/01/34	220,000	258,678

3.210%, 11/01/37	303,372	348,722

3.182%, 09/01/27(C)	180,587	202,248

3.000%, 11/01/49	5,717,665	6,068,011

2.960%, 04/01/27	192,865	212,752

2.950%, 06/01/31	220,000	245,593

2.710%, 12/01/27	177,259	192,272

2.500%, 06/01/29	2,281,984	2,390,008

2.455%, 04/01/40	175,000	180,999

2.000%, 10/01/40	2,107,133	2,181,588

1.500%, 09/01/35	496,113	506,746

FNMA TBA

2.500%, 12/01/42	5,120,000	5,334,119

2.000%, 12/16/69	8,588,000	8,852,138

1.500%, 11/17/69	550,000	561,548

FNMA, Ser 2018-38, Cl PA

3.500%, 06/25/47	132,470	138,664

FNMA, Ser 2018-57, Cl QA

3.500%, 05/25/46	177,150	183,704

FNMA, Ser 2018-86, Cl JA

4.000%, 05/25/47	131,396	136,359

FNMA, Ser 2018-94, Cl KD

3.500%, 12/25/48	71,270	75,068

FNMA, Ser 2018-M10, Cl A2

3.482%, 07/25/28(C)	25,000	28,724

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

MORTGAGE-BACKED SECURITIES (continued)

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)
FNMA, Ser 2018-M2, Cl A2

2.900%, 01/25/28(C)	$160,000	$179,229

FNMA, Ser 2018-M7, Cl A2

3.030%, 03/25/28(C)	100,000	112,568

FNMA, Ser 2018-M8, Cl A2

3.300%, 06/25/28(C)	55,000	62,965

FNMA, Ser 2019-M12, Cl A2

2.885%, 06/25/29(C)	500,000	550,925

FNMA, Ser 2020-M10, Cl X1, IO

1.797%, 12/25/30(C)	304,800	43,171

FNMA, Ser 2020-M10, Cl X8

0.776%, 11/25/28	245,000	9,708

GNMA

5.000%, 04/20/47	322,186	354,074

4.500%, 06/20/47	684,632	746,911

4.169%, 10/20/65(C)	69,005	71,935

4.034%, 04/20/63(C)	107,253	109,200

4.000%, 09/20/48	744,415	801,854

3.500%, 02/20/48	1,889,092	2,015,025

3.000%, 10/20/46	1,069,418	1,116,188

GNMA TBA

2.500%, 11/20/68	1,375,000	1,438,146

2.000%, 11/19/69	2,150,000	2,233,396

GNMA, Ser 2015-H13, Cl FG

0.556%, VAR ICE LIBOR USD 1 Month+0.400%, 04/20/65	47,155	47,145

GNMA, Ser 2018-124, Cl NW

3.500%, 09/20/48	175,949	189,506

		78,862,351

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.3%
Alternative Loan Trust, Ser 2005-56, Cl 1A1

0.879%, VAR ICE LIBOR USD 1 Month+0.730%, 11/25/35	450,732	446,468

American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A

2.272%, VAR ICE LIBOR USD 6 Month+2.000%, 06/25/45	235,337	238,259

BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A

4.227%, 08/10/38(A)(C)	185,000	214,088

BANK, Ser 2019-BN22, Cl A4

2.978%, 11/15/62	150,000	165,042

BANK, Ser 2019-BN24, Cl A3

2.960%, 11/15/62	70,000	76,953

BB-UBS Trust, Ser 2012-TFT, Cl A

2.892%, 06/05/30(A)	360,000	359,224

BCAP Trust, Ser 2015-RR5, Cl 1A3

0.348%, 08/26/36(A)(C)	73,897	73,192

MORTGAGE-BACKED SECURITIES (continued)

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)
Bear Stearns Mortgage Funding Trust, Ser 2006-AR4, Cl A1

0.359%, VAR ICE LIBOR USD 1 Month+0.210%, 12/25/36	$470,413	$436,202

Bear Stearns Mortgage Funding Trust, Ser 2007-AR5, Cl 1A1A

0.319%, VAR ICE LIBOR USD 1 Month+0.170%, 06/25/47	549,709	499,893

BX Trust, Ser 2019-OC11, Cl A

3.202%, 12/09/41(A)	55,000	57,119

CALI Mortgage Trust, Ser 2019-101C, Cl A

3.957%, 03/10/29	120,000	133,550

Century Plaza Towers, Ser 2019-CPT, Cl A

2.865%, 11/13/39(A)	105,000	113,054

CIM Trust, Ser 2019-R4, Cl A1

3.000%, 10/25/59(A)(C)	486,828	452,076

Citigroup Commercial Mortgage Trust, Ser 2019-C7, Cl A4

3.102%, 12/15/72	165,000	182,762

Citigroup Commercial Mortgage Trust, Ser 2019-GC43, Cl A4

3.038%, 11/10/52	185,000	203,831

Citigroup Mortgage Loan Trust, Ser 2005-3, Cl 2A4

4.060%, 08/25/35(C)	264,142	227,038

COMM Mortgage Trust, Ser 2014-UBS5, Cl A4

3.838%, 09/10/47	310,000	338,864

DC Office Trust, Ser 2019-MTC, Cl A

2.965%, 09/15/45(A)	115,000	124,731

GS Mortgage Securities Trust, Ser 2020-GC45, Cl A5

2.911%, 02/13/53	75,000	81,895

HarborView Mortgage Loan Trust, Ser 2006-10, Cl 1A1A

0.347%, VAR ICE LIBOR USD 1 Month+0.200%, 11/19/36	475,369	419,008

Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A

3.228%, 07/10/39(A)	115,000	127,322

Hudson Yards Mortgage Trust, Ser 2019-55HY, Cl A

3.041%, 12/10/41(A)(C)	115,000	125,014

JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4

3.801%, 09/15/47	180,000	196,013

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A

3.397%, 06/05/39(A)	110,000	124,187

MKT Mortgage Trust, Ser 2020-525M, Cl A

2.694%, 02/12/40(A)	140,000	143,650

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

MORTGAGE-BACKED SECURITIES (continued)

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)
Natixis Commercial Mortgage Securities Trust, Ser 2020-2PAC, Cl A

2.966%, 12/15/38(A)	$115,000	$119,978

OBX Trust, Ser 2018-EXP1, Cl 1A3

4.000%, 04/25/48(A)(C)	64,940	67,041

One Bryant Park Trust, Ser 2019-OBP, Cl A

2.516%, 09/15/54(A)	145,000	152,811

Sequoia Mortgage Trust, Ser 2017-CH2, Cl A10

4.000%, 12/25/47(A)(C)	17,847	17,975

Sequoia Mortgage Trust, Ser 2018-CH1, Cl A1

4.000%, 02/25/48(A)(C)	42,901	43,865

Sequoia Mortgage Trust, Ser 2018-CH3, Cl A2

4.000%, 08/25/48(A)(C)	86,309	88,607

SFAVE Commercial Mortgage Securities Trust, Ser 5AVE, Cl A1

3.872%, 01/05/43(A)(C)	52,500	54,160

Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-12, Cl 2A

2.846%, 09/25/34(C)	182,245	180,499

Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1

0.339%, VAR ICE LIBOR USD 1 Month+0.190%, 09/25/47	453,681	423,074

UBS-Citigroup Commercial Mortgage Trust, Ser C1, Cl AS

5.154%, 01/10/45(A)	265,000	273,632

WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR15, Cl A1A1

0.409%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/45	371,669	361,417

WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR17, Cl A1A1

0.419%, VAR ICE LIBOR USD 1 Month+0.270%, 12/25/45	329,688	332,839

WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR2, Cl 1A1A

0.479%, VAR ICE LIBOR USD 1 Month+0.330%, 01/25/45	341,109	328,342

		8,003,675

Total Mortgage-Backed Securities (Cost $84,538,256)		86,866,026

U.S. TREASURY OBLIGATIONS — 22.1%
U.S. Treasury Bonds

4.500%, 02/15/36	165,000	243,942

3.875%, 08/15/40	250,000	360,449

3.750%, 08/15/41	250,000	357,256

3.625%, 08/15/43	250,000	354,756

3.125%, 08/15/44	250,000	331,123

3.000%, 05/15/45	55,000	71,579

U.S. TREASURY OBLIGATIONS (continued)

	Face Amount	Value

3.000%, 11/15/45	$105,000	$137,050

3.000%, 02/15/49	250,000	330,664

2.875%, 08/15/45	250,000	319,170

2.750%, 08/15/42	250,000	311,299

2.500%, 02/15/45	250,000	299,014

2.500%, 02/15/46	250,000	299,580

1.375%, 08/15/50	3,861,000	3,623,307

1.250%, 05/15/50	620,000	563,231

1.125%, 05/15/40	1,455,000	1,388,161

1.125%, 08/15/40	314,000	298,692

U.S. Treasury Inflation Protected Securities

1.000%, 02/15/49	919,290	1,251,036

0.250%, 02/15/50	521,439	598,507

0.125%, 07/15/30	483,564	530,787

U.S. Treasury Notes

3.125%, 11/15/28	1,370,000	1,627,464

2.875%, 05/31/25	400,000	445,937

2.875%, 08/15/28	545,000	634,755

2.750%, 02/15/24	500,000	541,387

2.625%, 12/31/25	1,561,000	1,737,832

2.250%, 11/15/24	250,000	269,599

2.125%, 05/31/26	385,000	420,312

2.000%, 02/15/25	250,000	267,891

2.000%, 08/15/25	250,000	269,307

1.875%, 08/31/22	500,000	515,625

1.875%, 09/30/22	500,000	516,387

1.750%, 11/15/20	1,130,000	1,130,642

1.625%, 02/15/26	1,090,000	1,158,295

1.625%, 10/31/26	840,000	894,994

1.500%, 02/28/23	500,000	515,449

1.500%, 08/15/26	250,000	264,346

1.375%, 08/31/23	500,000	516,719

0.625%, 03/31/27	425,000	426,477

0.625%, 08/15/30	1,069,000	1,045,616

0.500%, 10/31/27	475,000	470,769

0.375%, 09/30/27	2,520,000	2,477,475

0.250%, 09/30/25	5,651,000	5,616,564

0.250%, 10/31/25	5,965,000	5,926,787

0.125%, 08/31/22	8,505,000	8,500,016

0.125%, 09/30/22	7,755,000	7,750,153

0.125%, 10/31/22	3,885,000	3,882,724

United States Treasury Bills

1.892%, 11/12/20 (D)	4,335,000	4,334,913

0.326%, 11/03/20 (D)	1,125,000	1,124,998

0.250%, 01/26/21 (D)	3,915,000	3,913,706

0.205%, 01/28/21 (D)	1,635,000	1,634,625

0.168%, 11/24/20 (D)	445,000	444,977

0.097%, 01/21/21 (D)	610,000	609,883

0.090%, 01/12/21 (D)	5,350,000	5,349,103

0.073%, 12/03/20 (D)	1,200,000	1,199,912

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

U.S. TREASURY OBLIGATIONS (continued)

	Face Amount(1)		Value
0.064%, 11/05/20 (D)		230,000	$229,999

0.068%, 11/17/20 (D)		165,000	164,995

Total U.S. Treasury Obligations (Cost $77,430,430)			78,500,236

SOVEREIGN DEBT — 17.8%
Argentina Bonar Bond

31.832%, VAR 30-35d Argentina BADLAR Private Banks+2.000%, 04/03/22	ARS	2,982,000	17,003

Argentina Treasury Bond BONCER

1.500%, 03/25/24	ARS	33,756,436	206,017

1.400%, 03/25/23	ARS	33,756,432	222,662

1.300%, 09/20/22	ARS	369,900	2,458

1.200%, 03/18/22	ARS	57,019,017	420,435

1.100%, 04/17/21	ARS	10,565,000	78,744

1.000%, 08/05/21	ARS	2,148,900	16,841

Argentine Bonos del Tesoro

18.200%, 10/03/21 (E)	ARS	28,522,000	139,706

16.000%, 10/17/23	ARS	32,584,000	102,699

15.500%, 10/17/26	ARS	57,109,000	130,806

Brazil Letras do Tesouro Nacional

12.014%, 04/01/21 (D)	BRL	420,000	72,541

5.775%, 07/01/21 (D)	BRL	160,000	27,425

Brazil Notas do Tesouro Nacional

10.000%, 01/01/21	BRL	9,652,000	1,703,298

Colombian TES

10.000%, 07/24/24	COP	971,000,000	305,462

7.750%, 09/18/30	COP	3,223,600,000	951,959

7.000%, 05/04/22	COP	75,000,000	20,630

Columbia Government International Bond

4.125%, 05/15/51		200,000	209,300

Dominican Republic International Bond

4.875%, 09/23/32(A)		150,000	152,252

Ghana Government International Bond

24.750%, 03/01/21	GHS	100,000	17,547

24.750%, 07/19/21	GHS	100,000	17,902

19.750%, 03/25/24	GHS	960,000	164,136

19.750%, 03/15/32	GHS	2,890,000	449,494

19.000%, 11/02/26	GHS	2,890,000	468,390

18.750%, 01/24/22	GHS	960,000	165,635

17.600%, 11/28/22	GHS	100,000	16,781

16.500%, 03/22/21	GHS	150,000	25,677

16.250%, 05/17/21	GHS	340,000	57,998

Indonesia Government International Bond

8.375%, 03/15/24	IDR	976,000,000	1,572,806

3.700%, 01/08/22(A)		200,000	206,434

Indonesia Treasury Bond

6.500%, 06/15/25	IDR	8,935,000,000	2,057,600

SOVEREIGN DEBT (continued)

	Face Amount(1)		Value
Japan Treasury Discount Bill

-0.099%, 11/09/20 (D)(F)	JPY	86,900,000	$830,053

-0.099%, 01/18/21 (D)(F)	JPY	55,000,000	525,443

-0.123%, 02/25/21 (D)(F)	JPY	231,400,000	2,210,923

-0.167%, 03/25/21 (D)(F)	JPY	24,500,000	234,107

-0.184%, 11/10/20 (D)(F)	JPY	80,900,000	772,743

-0.185%, 01/12/21 (D)(F)	JPY	66,800,000	638,163

-0.217%, 11/25/20 (D)(F)	JPY	174,000,000	1,662,079

-0.380%, 01/12/21 (D)(F)	JPY	221,800,000	2,118,930

-0.416%, 02/10/21 (D)(F)	JPY	352,650,000	3,369,259

-0.601%, 12/14/20 (D)(F)	JPY	63,550,000	607,069

-1.793%, 03/10/21 (D)(F)	JPY	418,500,000	3,998,732

Korea Treasury Bond

1.875%, 03/10/22		KRW 2,848,000,000	2,547,234

1.875%, 03/10/24	KRW	2,650,000,000	2,398,089

1.375%, 09/10/21	KRW	4,200,000,000	3,723,445

1.375%, 09/10/24	KRW	4,000,000,000	3,557,600

1.375%, 12/10/29	KRW	5,455,000,000	4,738,357

Letras de la Nacion Argentina con Ajuste por CER

-49.474%, 12/04/20 (D)(F)	ARS	12,935,000	97,992

-137.917%, 02/26/21 (D)(F)	ARS	1,279,300	8,668

Mexican Bonos

10.000%, 12/05/24	MXN	1,420,000	79,181

8.500%, 05/31/29	MXN	3,750,800	206,288

8.000%, 12/07/23	MXN	7,727,000	397,940

7.250%, 12/09/21	MXN	84,680,000	4,116,051

6.750%, 03/09/23	MXN	3,313,000	163,683

6.500%, 06/10/21	MXN	15,720,000	749,986

6.500%, 06/09/22	MXN	64,744,000	3,146,409

5.750%, 03/05/26	MXN	9,600,000	460,464

Mexico Cetes

22.409%, 03/25/21 (D)	MXN	112,924,000	523,309

19.803%, 02/25/21 (D)	MXN	122,986,000	571,805

5.150%, 12/03/20 (D)	MXN	4,173,000	19,595

5.108%, 01/28/21 (D)	MXN	4,173,000	19,466

4.709%, 11/05/20 (D)	MXN	84,954,000	400,226

4.525%, 12/17/20 (D)	MXN	17,465,000	81,873

Norway Government Bond

3.750%, 05/25/21 (A)	NOK	27,537,000	2,943,143

3.000%, 03/14/24 (A)	NOK	9,451,000	1,080,176

2.000%, 05/24/23 (A)	NOK	17,470,000	1,912,454

1.750%, 03/13/25 (A)	NOK	3,113,000	345,604

1.500%, 02/19/26 (A)	NOK	1,971,000	218,043

Oman Government International Bond

3.875%, 03/08/22(A)		200,000	197,171

Panama Government International Bond

4.500%, 04/01/56		200,000	246,000

Peruvian Government International Bond

2.392%, 01/23/26		30,000	31,530

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

SOVEREIGN DEBT (continued)

	Face Amount(1)		Value
Qatar Government International Bond

3.875%, 04/23/23(A)		200,000	$214,500

Saudi Government International Bond

3.250%, 10/26/26(A)		385,000	419,496

Ukraine Government International Bond

7.253%, 03/15/33(A)		200,000	187,751

Uruguay Government International Bond

9.875%, 06/20/22 (A)	UYU	2,745,000	65,802

8.500%, 03/15/28 (A)	UYU	7,050,000	171,786

Total Sovereign Debt (Cost $71,747,544)			63,009,256

ASSET-BACKED SECURITIES — 3.8%
AUTOMOTIVE — 0.6%
Avis Budget Rental Car Funding AESOP, Ser 2017-1A, Cl A

3.070%, 09/20/23(A)		215,000	220,670

Avis Budget Rental Car Funding AESOP, Ser 2019-1A, Cl A

3.450%, 03/20/23(A)		100,000	102,307

Ford Credit Floorplan Master Owner Trust, Ser 2019-3, Cl A1

2.230%, 09/15/24		1,000,000	1,032,052

GM Financial Consumer Automobile Receivables Trust, Ser 2020-3, Cl A4

0.580%, 01/16/26		800,000	802,907

Santander Drive Auto Receivables Trust, Ser 2018-2, Cl C

3.350%, 07/17/23		7,269	7,347

Santander Drive Auto Receivables Trust, Ser 2019-3, Cl A3

2.160%, 11/15/22		63,102	63,314

			2,228,597

CREDIT CARDS — 0.7%
Capital One Multi-Asset Execution Trust, Ser 2019-A1, Cl A1

2.840%, 12/15/24		1,000,000	1,033,452

World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A

2.030%, 04/15/25		405,000	408,681

World Financial Network Credit Card Master Trust, Ser 2019-B, Cl A

2.490%, 04/15/26		1,000,000	1,031,024

			2,473,157

FINANCIALS — 0.1%
CIM Trust, Ser 2017-1, Cl A3

3.649%, VAR ICE LIBOR USD 1 Month+3.500%, 01/25/57(A)		500,000	509,735

ASSET-BACKED SECURITIES (continued)

	Face Amount	Value
MORTGAGE RELATED SECURITIES — 0.3%
Asset-Backed Funding Certificates, Ser 2016-OPT1, Cl A2

0.289%, VAR ICE LIBOR USD 1 Month+0.140%, 09/25/36	$204,146	$201,757

Centex Home Equity, Ser 2006-A, Cl AV4

0.399%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/36	44,955	44,940

Nomura Home Equity Trust, Ser 2006-HE1, Cl M1

0.559%, VAR ICE LIBOR USD 1 Month+0.410%, 02/25/36	222,271	220,823

NovaStar Mortgage Funding Trust, Ser 2007-2, Cl A1A

0.349%, VAR ICE LIBOR USD 1 Month+0.200%, 09/25/37	480,425	458,554

		926,074

OTHER ASSET-BACKED SECURITIES — 2.1%
American Airlines Pass-Through Trust, Ser 2015-2, Cl AA

3.600%, 09/22/27	275,400	265,400

Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT5, Cl A

3.500%, 05/28/69(A)(C)	70,964	73,377

Bayview Opportunity Master Fund IVb Trust, Ser 2017-SPL3, Cl A

4.000%, 11/28/53(A)(C)	75,850	78,909

Bayview Opportunity Master Fund Trust, Ser 2017-SPL1, Cl A

4.000%, 10/28/64(A)(C)	56,677	58,887

Coinstar Funding, Ser 2017-1A, Cl A2

5.216%, 04/25/47(A) (E)	255,725	242,955

Continental Airlines Pass-Through Trust, Ser 2000-1, Cl A

8.048%, 11/01/20	18	18

Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A

4.000%, 10/29/24	185,343	178,880

Corevest American Finance Trust, Ser 2019-3, Cl A

2.705%, 10/15/52(A)	98,619	104,001

CSMC Trust, Ser 2014-USA, Cl A2

3.953%, 09/15/37(A)	100,000	101,389

CSMC Trust, Ser 2018-RPL8, Cl A1

4.125%, 07/25/58(A)(C)	493,128	495,118

Invitation Homes Trust, Ser 2018-SFR2, Cl A

1.048%, VAR ICE LIBOR USD 1 Month+0.900%, 06/17/37	311,561	310,191

Navient Student Loan Trust, Ser 2014-3, Cl A

0.769%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/83	245,463	237,722

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

ASSET-BACKED SECURITIES (continued)

	Face Amount	Value
OTHER ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2014-4, Cl A

0.769%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/83	$238,155	$230,087

Navient Student Loan Trust, Ser 2017-3A, Cl A3

1.199%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/66(A)	310,000	310,169

Nelnet Student Loan Trust, Ser 2014-4A, Cl A2

1.099%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/48(A)	300,000	293,686

Planet Fitness Master Issuer, Ser 2018-1A, Cl A2I

4.262%, 09/05/48(A)	181,300	181,260

SLM Student Loan Trust, Ser 2007-2, Cl B

0.385%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/25	370,000	317,932

SLM Student Loan Trust, Ser 2007-7, Cl A4

0.545%, VAR ICE LIBOR USD 3 Month+0.330%, 01/25/22	225,983	215,432

SLM Student Loan Trust, Ser 2008-5, Cl A4

1.915%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/23	77,027	76,064

SLM Student Loan Trust, Ser 2008-6, Cl A4

1.315%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/23	332,711	324,199

SLM Student Loan Trust, Ser 2008-6, Cl B

2.065%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/83	320,000	286,656

SLM Student Loan Trust, Ser 2008-9, Cl A

1.715%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/23	118,976	116,752

SLM Student Loan Trust, Ser 2011-2, Cl A2

1.349%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/34	150,000	150,835

SLM Student Loan Trust, Ser 2012-1, Cl A3

1.099%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/28	222,529	213,492

SLM Student Loan Trust, Ser 2014-1, Cl A3

0.749%, VAR ICE LIBOR USD 1 Month+0.600%, 02/26/29	198,784	186,308

SLM Student Loan Trust, Ser 2014-3A, Cl A6A

0.765%, VAR ICE LIBOR USD 3 Month+0.550%, 10/25/64(A)	300,082	293,601

Soundview Home Loan Trust, Ser 2005-2, Cl M5

1.139%, VAR ICE LIBOR USD 1 Month+0.990%, 07/25/35	243,733	245,695

Towd Point Mortgage Trust, Ser 2015-2, Cl 1A12

2.750%, 11/25/60(A)(C)	62,687	63,316

ASSET-BACKED SECURITIES (continued)

	Face Amount	Value
OTHER ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2015-4, Cl M2

3.750%, 04/25/55(A)(C)	$195,000	$208,883

Towd Point Mortgage Trust, Ser 2017-1, Cl A1

2.750%, 10/25/56(A)(C)	280,103	287,096

Verizon Owner Trust, Ser 2018-A, Cl B

3.380%, 04/20/23	1,000,000	1,034,871

Wachovia Student Loan Trust, Ser 2006-1, Cl A6

0.385%, VAR ICE LIBOR USD 3 Month+0.170%, 04/25/40(A)	250,066	239,575

		7,422,756

Total Asset-Backed Securities (Cost $13,515,199)		13,560,319

MUNICIPAL BONDS — 2.6%
Arkansas — 0.1%
University of Arkansas, Ser S, RB

2.730%, 11/01/31	250,000	264,115

California — 0.5%
Los Angeles, Wastewater System Revenue, RB

5.713%, 06/01/39	300,000	429,330

University of California, Ser AS, RB

3.552%, 05/15/39	500,000	579,345

University of California, Regents Medical Center, Ser M, RB

2.859%, 05/15/30	500,000	551,350

University of California, Regents Medical Center, Ser N, RB

3.256%, 05/15/60	295,000	297,475

		1,857,500

Florida — 0.2%
Greater Orlando Aviation Authority, Ser A, RB

4.000%, 10/01/44	50,000	55,431

Greater Orlando, Aviation Authority, Ser C, RB

3.494%, 10/01/36	500,000	501,555

		556,986

Maine — 0.1%
Maine State, Housing Authority, Ser D, RB

3.289%, 11/15/31	250,000	258,740

Massachusetts — 0.1%
Massachusetts State, Ser C, GO

3.000%, 03/01/49	180,000	190,771

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue, Ser A, RB

1.654%, 07/01/25	100,000	101,287

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

MUNICIPAL BONDS (continued)

	Face Amount	Value
Missouri — 0.0%
Missouri State, RB

3.652%, 08/15/57	$50,000	$59,690

Montana — 0.1%
Montana State, Board of Regents, Ser C, RB

3.225%, 11/15/49	500,000	508,835

New York — 0.4%
Metropolitan Transportation Authority, Ser C2, RB

5.175%, 11/15/49	65,000	66,209

New York & New Jersey, Port Authority, Ser 181, RB

4.960%, 08/01/46	500,000	644,960

New York City Transitional Finance Authority Future Tax Secured Revenue, RB

5.508%, 08/01/37	120,000	159,068

New York City Water & Sewer System, Ser GG, RB

4.000%, 06/15/50	50,000	57,192

New York State Dormitory Authority, Ser A, RB

4.000%, 03/15/44	145,000	164,410

New York State, Dormitory Authority, Ser A, RB

4.000%, 07/01/50	110,000	122,454

New York State, Dormitory Authority, Ser S, RB

3.998%, 07/01/39	250,000	275,030

		1,489,323

Ohio — 0.1%
University of Cincinnati, Ser B, RB

2.883%, 06/01/32	250,000	261,538

Oregon — 0.1%
Oregon State, Department of Transportation, Ser B, RB

2.951%, 11/15/33	250,000	271,570

Pennsylvania — 0.1%
University of Pittsburgh-of the Commonwealth System of Higher Education, Ser C-REMK, RB

3.005%, 09/15/41	250,000	259,370

Texas — 0.5%
Austin, Electric Utility Revenue, Ser C, RB

3.566%, 11/15/49	250,000	266,422

Grand Parkway Transportation, Ser B, RB

3.236%, 10/01/52	275,000	277,846

Houston, Combined Utility System Revenue, Ser E, RB

3.923%, 11/15/30	250,000	291,775

North Texas Tollway Authority, RB

2.527%, 01/01/35	250,000	249,182

MUNICIPAL BONDS (continued)

	Face Amount	Value
Texas (continued)
Texas State, GO

2.884%, 04/01/33	$250,000	$274,587

Texas Tech University System, RB

2.153%, 02/15/34	400,000	395,016

		1,754,828

Virginia — 0.0%
University of Virginia, Ser A, RB

3.227%, 09/01/19	175,000	166,026

Washington — 0.1%
Washington State University, Ser A, RB

3.163%, 10/01/38	250,000	249,798

West Virginia — 0.2%
West Virginia University, RB

2.429%, 10/01/35	250,000	246,315

West Virginia University, Ser B, RB

4.471%, 10/01/42	500,000	613,985

		860,300

Total Municipal Bonds (Cost $8,671,312)		9,110,677

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
FHLB

4.000%, 09/01/28	315,000	388,035

3.250%, 06/09/28	250,000	293,698

2.375%, 09/10/21	250,000	254,778

FHLMC

2.750%, 06/19/23	250,000	266,528

FNMA

2.625%, 09/06/24	250,000	272,209

2.125%, 04/24/26	250,000	271,519

1.875%, 09/24/26	500,000	536,523

0.750%, 10/08/27	500,000	496,888

0.250%, 07/10/23	300,000	300,322

Tennessee Valley Authority

4.625%, 09/15/60	215,000	329,692

4.250%, 09/15/65	320,000	468,755

Total U.S. Government Agency Obligations (Cost $3,595,214)		3,878,947

LOAN PARTICIPATION NOTES — 0.5%
BROADCASTING — 0.0%
Sinclair Television Group, Inc., Tranche B-2b Term Loan, 1st Lien

2.680%, VAR LIBOR+2.500%, 09/30/26	64,350	62,259

BROADCASTING AND ENTERTAINMENT — 0.0%
Energizer Holdings, Inc., Term B Loan, 1st Lien

3.250%, VAR US LIBOR+2.000%, 12/17/25	6,405	6,373

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

LOAN PARTICIPATION NOTES (continued)

	Face Amount	Value
BROADCASTING AND ENTERTAINMENT (continued)
Entercom Media Corp., Term B-2 Loan, 1st Lien

2.652%, VAR LIBOR+2.500%, 11/18/24	$77,422	$74,615

		80,988

BUILDING AND DEVELOPMENT — 0.0%
Summit Materials, LLC, Term Loan, 1st Lien

2.156%, VAR LIBOR+2.000%, 11/21/24	149,735	146,553

BUSINESS EQUIPMENT & SERVICES — 0.1%
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien

3.500%, VAR ICE LIBOR USD 1 Month+2.500%, 03/01/24	156,315	152,388

CABLE & SATELLITE TELEVISION — 0.0%
Virgin Media Bristol LLC, N Facility, 1st Lien

2.648%, VAR LIBOR+2.500%, 01/31/28	110,000	106,082

CABLE/WIRELESS VIDEO — 0.0%
CSC Holdings Inc. Term Loan B (2017)

2.398%, VAR LIBOR+2.250%, 07/17/25	109,433	105,427

DIVERSIFIED/CONGLOMERATE SERVICE — 0.0%
Trans Union LLC, 2019 Replacement Term B-5 Loan, 1st Lien

1.898%, VAR LIBOR+1.750%, 11/16/26	109,432	106,582

ELECTRONICS/ELECTRICAL — 0.1%
SS&C Technologies Holdings, Inc., Term B-5 Loan, 1st Lien

1.898%, VAR LIBOR+1.750%, 04/16/25	108,044	104,900

Uber Technologies, Inc., 2018 Refinancing Term Loan, 1st Lien

5.304%, VAR LIBOR+3.500%, 07/13/23	108,031	106,067

		210,967

HEALTH CARE — 0.1%
Bausch Health Companies Inc., First Incremental Term Loan, 1st Lien

2.899%, VAR LIBOR+2.750%, 11/27/25	125,562	122,475

Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien

2.094%, VAR LIBOR+2.000%, 11/15/27	49,625	48,341

		170,816

LOAN PARTICIPATION NOTES (continued)

	Face Amount	Value
INDUSTRIAL EQUIPMENT — 0.0%
Altra Industrial Motion Corp., Term Loan, 1st Lien

2.147%, VAR LIBOR+2.000%, 09/26/25	$36,940	$36,144

INSURANCE — 0.0%
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan, 1st Lien

3.148%, VAR LIBOR+3.000%, 08/04/22	72,535	71,317

Asurion, LLC (fka Asurion Corporation), Replacement B-6 Term Loan, 1st Lien

3.148%, VAR LIBOR+3.000%, 11/03/23	36,805	36,092

USI, Inc., 2019 New Term Loan, 1st Lien

4.220%, VAR LIBOR+4.000%, 12/02/26	24,813	24,394

		131,803

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT — 0.0%
Frontdoor, inc., Initial Term Loan, 1st Lien

4.125%, VAR US LIBOR+2.250%, 08/14/25	17,474	17,234

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCTION AND NON-ELECTRONIC) — 0.1%
Nielsen Finance LLC (VNU, Inc.), Term B-4 Loan, 1st Lien

2.147%, VAR US LIBOR+2.000%, 10/04/23	187,570	182,952

PERSONAL, FOOD AND MISCELLANEOUS SERVICES — 0.1%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan, 1st Lien

1.898%, VAR LIBOR+1.750%, 11/19/26	183,613	175,886

REAL ESTATE — 0.0%
RE/MAX, LLC (fka RE/MAX International, LLC), Term Loan, 1st Lien

3.500%, VAR LIBOR+2.750%, 12/15/23	35,412	35,058

RETAIL STORES — 0.0%
Iron Mountain Information Management, LLC, Incremental Term B Loan, 1st Lien

1.898%, VAR US LIBOR+1.75%, 01/02/26	112,972	108,501

SERVICE — 0.0%
Kar Auction Services, B-6 Term Loan

2.438%, VAR LIBOR+2.250%, 09/13/26	29,700	28,438

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

LOAN PARTICIPATION NOTES (continued)

	Face Amount	Value
UTILITIES — 0.0%
PG&E Corporation, Term Loan, 1st Lien

5.500%, VAR LIBOR+4.500%, 06/23/25	$89,775	$88,653

Total Loan Participation Notes (Cost $1,987,597)		1,946,731

COMMERCIAL PAPER— 0.1%

	Face Amount	Value
Ford Credit Motor, 2.880%, 1/8/2021	$215,000	$213,747

Total Commercial Paper (Cost $213,863)		213,747

Total Investments in Securities — 100.6% (Cost $354,388,185)		$356,597,765

A list of the open futures contracts held by the Fund at October 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation
U.S. Ultra Long Treasury Bond	7	Dec-2020	$1,561,726	$1,505,000	$(56,726)

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)

Citigroup	11/04/20	USD	908,764	BRL	5,116,794	$(17,195)

Citigroup	11/04/20	USD	267,786	BRL	1,548,606	2,049

Citigroup	11/04/20 - 12/02/20	BRL	13,160,171	USD	2,396,899	105,334

Citigroup	01/04/21	BRL	1,548,606	USD	267,287	(1,970)

Citigroup	11/09/20	EUR	4,464,829	CHF	4,697,000	(77,223)

Citigroup	11/16/20	USD	207,748	JPY	22,255,807	4,869

Citigroup	11/16/20	JPY	22,255,807	USD	210,054	(2,563)

Citigroup	11/24/20 - 02/26/21	AUD	5,223,500	JPY	395,526,901	108,548

Citigroup	11/24/20	JPY	32,435,040	AUD	440,000	(575)

Citigroup	11/27/20	EUR	4,822,550	USD	5,712,658	92,736

Citigroup	12/30/20 - 06/30/21	EUR	4,787,000	JPY	591,734,730	69,298

Citigroup	01/27/21 - 01/28/21	MXN	49,440,000	USD	2,338,575	31,011

Citigroup	01/13/21 - 03/16/21	MXN	64,614,000	USD	2,952,942	(55,637)

Citigroup	01/19/21 - 04/13/21	KRW	18,956,392,000	USD	16,078,774	(599,913)

Deutsche Bank	11/27/20	USD	729,291	SEK	6,455,757	(3,588)

Deutsche Bank	11/27/20	SEK	1,660,000	USD	189,199	2,595

Deutsche Bank	04/06/21	EUR	1,434,524	SEK	15,070,250	19,812

HSBC	11/04/20	USD	414,577	BRL	2,319,311	(10,452)

HSBC	11/04/20 - 12/02/20	BRL	4,520,744	USD	840,232	53,033

HSBC	11/09/20 - 01/07/21	MXN	94,420,000	USD	4,363,390	(70,780)

HSBC	11/24/20 - 03/25/21	EUR	3,440,724	JPY	429,013,142	86,853

HSBC	11/24/20	EUR	860,176	JPY	101,601,351	(31,614)

HSBC	12/14/20 - 04/13/21	AUD	6,234,960	JPY	478,927,618	197,550

JPMorgan Chase Bank	11/04/20	USD	669,592	BRL	3,769,734	(12,739)

JPMorgan Chase Bank	11/04/20	BRL	3,769,734	USD	673,186	16,334

JPMorgan Chase Bank	11/20/20 - 11/23/20	USD	319,370	EUR	270,000	(4,768)

JPMorgan Chase Bank	01/29/21	EUR	1,507,920	USD	1,781,796	21,688

JPMorgan Chase Bank	11/20/20 - 11/23/20	EUR	754,167	USD	824,109	(54,638)

JPMorgan Chase Bank	01/13/21 - 07/13/21	AUD	4,187,665	JPY	318,489,329	102,467

JPMorgan Chase Bank	11/24/20	AUD	960,875	JPY	70,415,220	(2,725)

JPMorgan Chase Bank	11/27/20	USD	660,553	AUD	936,000	(2,544)

JPMorgan Chase Bank	11/27/20	AUD	4,180,000	USD	3,002,348	63,803

JPMorgan Chase Bank	02/26/21	USD	21,529	JPY	2,285,000	334

JPMorgan Chase Bank	02/26/21	USD	2,449,010	SEK	21,478,000	(31,744)

JPMorgan Chase Bank	04/13/21	EUR	227,790	NOK	2,489,638	(5,628)

						$(7,982)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2020

Percentages are based on net assets of $354,579,708.

(1)	In U.S. Dollar unless otherwise indicated.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”

(B)	Security in default on interest payments.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(E)	Securities considered illiquid. The total value of such securities as of October 31, 2020 was $382,661 and represented 0.1% of Net Assets.
(F)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

ARS — Argentine Peso

AUD — Australian Dollar

BADLAR — Central Bank of Argentina’s average rate

BRL — Brazilian Real

Cl — Class

COP — Colombian Peso

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GHS — Ghanaian Cedi

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norway Krone

RB — Revenue Bond

SEK — Swedish Krona

Ser — Series

TBA — To Be Announced

USD — United States Dollar

UYU — Uruguayan Peso

VAR — Variable Rate

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$99,511,826	$—	$99,511,826
Mortgage-Backed Securities	—	86,866,026	—	86,866,026
U.S. Treasury Obligations	—	78,500,236	—	78,500,236
Sovereign Debt	—	63,009,256	—	63,009,256
Asset-Backed Securities	—	13,560,319	—	13,560,319
Municipal Bonds	—	9,110,677	—	9,110,677
U.S. Government Agency Obligations	—	3,878,947	—	3,878,947
Loan Participation Notes	—	1,946,731	—	1,946,731
Commercial Paper	—	213,747	—	213,747

Total Investments in Securities	$—	$356,597,765	$—	$356,597,765

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(56,726)	$—	$—	$(56,726)
Forward Contracts *
Unrealized Appreciation	—	978,314	—	978,314
Unrealized Depreciation	—	(986,296)	—	(986,296)

Total Other Financial Instruments	$(56,726)	$(7,982)	$—	$(64,708)

* Futures contracts and Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as $ – are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Global Public Equity Fund	Core Plus Bond Fund
Assets:
Investments, at Value †	$389,454,769	$356,597,765
Foreign Currency, at Value ††	770,853	86,023
Cash and Cash Equivalents	4,572,238	25,772,952
Cash Pledged as Collateral for Futures Contracts	—	219,000
Cash Pledged as Collateral for Forward Contracts	—	410,000
Unrealized Appreciation on Spot Foreign Currency Contracts	2,258,453	—
Receivable for Investment Securities Sold	1,620,770	11,860,155
Reclaims Receivable	879,449	—
Dividends and Interest Receivable	590,038	1,928,534
Unrealized Appreciation on Forward Foreign Currency Contracts	48,345	978,314
Receivable for Capital Shares Sold	36,256	176,546
Prepaid Expenses	9,314	9,806

Total Assets	400,240,485	398,039,095

Liabilities:
Unrealized Depreciation on Spot Foreign Currency Contracts	2,258,374	—
Payable for Investment Securities Purchased	365,070	42,075,209
Accrued Foreign Capital Gains Tax	224,355	—
Investment Advisory Fees Payable - Note 6	210,491	79,317
Shareholder Servicing Fees Payable	126,039	10,176
Payable for Capital Shares Redeemed	96,988	95,989
Payable due to Administrator	36,573	31,187
Payable due to Custodian	17,249	—
Payable due to Trustees	13,784	11,506
Chief Compliance Officer Fees Payable	7,406	6,182
Management Fees Payable - Note 6	3,518	3,000
Unrealized Depreciation on Forward Foreign Currency Contracts	2,133	986,296
Variation Margin Payable	—	3,719
Other Accrued Expenses	265,420	156,806

Total Liabilities	3,627,400	43,459,387

Net Assets	$396,613,085	$354,579,708

† Cost of Investments	$314,551,022	$354,388,185
†† Cost of Foreign Currency	760,907	81,315

NET ASSETS CONSIST OF:
Paid-in Capital	$315,918,789	$352,198,322
Total Distributable Earnings	80,694,296	2,381,386

Net Assets	$396,613,085	$354,579,708

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	32,293,083	34,983,589

Net Asset Value, Offering and Redemption Price Per Share	$12.28	$10.14

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
For the year ended
October 31, 2020

STATEMENTS OF OPERATIONS

	Global Public Equity Fund	Core Plus Bond Fund
Investment Income
Dividends	$7,823,699	$—
Dividends from Master Limited Partnerships	145,647	—
Income Distributions from Registered Investment Companies	4,790	—
Interest	30,357	9,660,495
Less: Foreign Taxes Withheld	(531,174)	(76,346)

Total Investment Income	7,473,319	9,584,149

Expenses
Investment Advisory Fees - Note 6	2,734,784	971,201
Administration Fees - Note 5	432,330	368,035
Shareholder Servicing Fees - Note 5	160,459	130,133
Trustees’ Fees	56,989	48,824
Management Fees - Note 6	43,134	36,451
Chief Compliance Officer Fees	27,844	23,892
Custodian Fees	375,494	112,762
Audit Fees	75,442	68,628
Legal Fees	72,310	64,460
Transfer Agent Fees	55,917	61,875
Printing Fees	41,782	27,309
Registration Fees	12,976	12,830
Insurance and Other Expenses	223,630	194,697

Total Expenses	4,313,091	2,121,097

Less:
Commission Recapture - Note 5	(4)	—

Net Expenses	4,313,087	2,121,097

Net Investment Income	3,160,232	7,463,052

Net Realized Gain (Loss) on:
Investments	8,365,785	7,248,269
Futures Contracts	—	768,246
Swap Contracts	—	(4,915,080)
Forward Foreign Currency Contracts	(678,934)	(243,108)
Foreign Currency Transactions	254,328	(5,324,969)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,217,524	3,767,983
Futures Contracts	—	(27,608)
Swap Contracts	—	2,513,630
Forward Foreign Currency Contracts	45,716	616,471
Foreign Currency Transactions	81,586	10,404
Accrued Foreign Capital Gains Tax on Appreciated Securities	(72,169)	—

Net Realized and Unrealized Gain	12,213,836	4,414,238

Net Increase in Net Assets Resulting from Operations	$15,374,068	$11,877,290

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Public Equity Fund		Core Plus Bond Fund
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Operations:
Net Investment Income	$3,160,232	$7,414,917	$7,463,052	$11,567,050
Net Realized Gain (Loss) on Investments, Written Options/Swaptions, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	7,941,179	39,993,955	(2,466,642)	7,912,218
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts, Foreign Currency Transactions and Accrued Foreign Capital Gains Tax on Appreciated Securities	4,272,657	(26,212,846)	6,880,880	12,678,851

Net Increase in Net Assets Resulting from Operations	15,374,068	21,196,026	11,877,290	32,158,119

Distributions	(43,100,881)	(96,278,860)	(6,768,644)	(15,405,290)

Capital Share Transactions:
Issued	25,277,922	43,997,227	57,773,914	86,209,974
Reinvestment of Dividends	43,073,353	96,278,860	6,764,019	15,400,415
Redeemed	(148,143,654)	(654,910,132)	(96,264,148)	(144,751,721)

Net Decrease in Net Assets from Capital Share Transactions	(79,792,379)	(514,634,045)	(31,726,215)	(43,141,332)

Total Decrease in Net Assets	(107,519,192)	(589,716,879)	(26,617,569)	(26,388,503)

Net Assets:
Beginning of Year	504,132,277	1,093,849,156	381,197,277	407,585,780

End of Year	$396,613,085	$504,132,277	$354,579,708	$381,197,277

Shares Issued and Redeemed:
Issued	2,264,236	3,614,930	5,753,993	8,877,070
Reinvestment of Dividends	3,434,810	8,685,295	684,016	1,587,499
Redeemed	(12,832,489)	(57,404,056)	(9,701,325)	(14,928,559)

Net Decrease in Shares Outstanding from Share Transactions	(7,133,443)	(45,103,831)	(3,263,316)	(4,463,990)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

FINANCIAL HIGHLIGHTS

For the years or period ended October 31,

For a share outstanding throughout the years or period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees, interest on short sales and commission recapture)(1)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees and interest on short sales, excluding commission recapture)(1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover†
Global Public Equity Fund
2020	$12.79	$0.09		$0.51	$0.60	$(0.18)	$(0.93)	$(1.11)	$12.28	4.57%	$396,613	1.00%	1.00%	0.73%	96%

2019	$12.94	$0.15		$0.95	$1.10	$(0.29)	$(0.96)	$(1.25)	$12.79	10.19%	$504,132	1.04%	1.04%	1.23%	100%

2018	$14.39	$0.18		$(0.81)	$(0.63)	$(0.17)	$(0.65)	$(0.82)	$12.94	(4.75)%	$1,093,849	0.87%	0.88%	1.28%	56%

2017	$11.58	$0.14		$2.79	$2.93	$(0.12)	$—	$(0.12)	$14.39	25.56%	$1,104,013	0.87%	0.87%	1.10%	52%

2016	$12.25	$0.13		$0.12	$0.25	$(0.16)	$(0.76)	$(0.92)	$11.58	2.40%	$885,020	0.91%	0.91%	1.19%	49%

Core Plus Bond Fund
2020	$9.97	$0.21		$0.14	$0.35	$(0.18)	$—	$(0.18)	$10.14	3.56%	$354,580	0.58%	0.58%	2.05%	188%

2019	$9.54	$0.29		$0.53	$0.82	$(0.39)	$—	$(0.39)	$9.97	8.73%	$381,197	0.56%	0.56%	3.00%	150%

2018	$10.01	$0.29		$(0.44)	$(0.15)	$(0.32)	$—	$(0.32)	$9.54	(1.49)%	$407,586	0.50%	0.50%	2.99%	149%

2017	$9.96	$0.25	$	—**	$0.25	$(0.20)	$—	$(0.20)	$10.01	2.57%	$438,370	0.52%	0.52%	2.53%	179%

2016#	$10.00	$0.03		$(0.04)	$(0.01)	$(0.03)	$—	$(0.03)	$9.96	(0.10)%	$395,710	0.60%	0.60%	1.94%	72%

#	The Fund commenced operations on August 30, 2016. All ratios for the period have been annualized.
*	Per share data calculated using average shares.
**	Amount represents less than $0.01.
†	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio does not include expenses associated with underlying funds.

Amounts designated as (“—“) are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 43 funds. The financial statements herein are those of the Cornerstone Advisors Funds. The Cornerstone Advisors Funds include the Cornerstone Advisors Global Public Equity Fund (the “Global Public Equity Fund”), and Cornerstone Advisors Core Plus Bond Fund (the “Core Plus Bond Fund”) (each a “Fund” and, collectively, the “Funds”). The Global Public Equity Fund commenced operations on August 30, 2012. The Core Plus Bond Fund commenced operations on August 30, 2016. Each of the Cornerstone Funds are classified as a diversified investment company under the 1940 Act. The Global Public Equity Fund seeks capital appreciation. The Core Plus Bond Fund seeks total return, consisting of current income and capital appreciation. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements of the remaining funds of the Trust are presented separately.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized third-party independent pricing agents.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Pathstone Family Office, LLC, (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Global Public Equity Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market and a particular security is fair valued when the threshold is exceeded. In the event that the threshold

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” or threshold based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

Securities for which market prices are not “readily available” are valued in good faith in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2020, the Global Public Equity Fund had nine fair valued securities which amounted to $32,455 and represented 0.0% of net assets.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

•Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to the Schedules of Investments.

For the year ended October 31, 2020, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

During the year ended October 31, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions, Dividend and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds, including investments in international securities, are maintained in U.S. dollars on the following basis: (I) market value of investment securities, assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

Forward Foreign Currency Contracts — The Funds will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the Adviser or sub-adviser(s). Currency hedging, if utilized, is done to protect against specific transactions or Fund positions for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser or sub-adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds may also invest in securities denominated in foreign currencies and engage in foreign currency transactions on a spot (cash) basis. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedules of Investments or the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2020, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2020, if applicable.

Options/Swaptions Written/Purchased — The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option/swaption is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option/swaption is that a Fund pays a premium whether or not the option/swaption is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options/swaptions, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer the each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of October 31, 2020, if applicable.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is determined and recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at period end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of October 31, 2020, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Global Public Equity Fund will distribute its net investment income and make distributions of its net realized capital gains, if any, at least annually. The Core Plus Bond Fund will distribute its net investment income monthly and make distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

The fair value of derivative instruments as of October 31, 2020, was as follows:

	Asset Derivatives			Liability Derivatives

	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Core Plus Bond Fund

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$978,314		Unrealized depreciation on forward foreign currency contracts	$986,296

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	—	*	Net Assets — Unrealized depreciation on futures contracts	56,726	*

Total Derivatives not accounted for as hedging instruments		$978,314			$1,043,022

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swaps Contracts	Total
Core Plus Bond Fund
Foreign exchange contracts	$—	$(243,108)	$—	$(243,108)
Interest rate contracts	768,246	—	(4,915,080)	(4,146,834)
Total	$768,246	$(243,108)	$(4,915,080)	$(4,389,942)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swaps Contracts	Purchased Options	Written Options	Total
Core Plus Bond Fund
Foreign exchange contracts	$—	$616,471	$—	$—	$—	$616,471
Interest rate contracts	(27,608)	—	2,513,630	—	—	2,486,022
Total	$(27,608)	$616,471	$2,513,630	$—	$—	$3,102,493

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The average notional value of futures contracts, forward foreign currency contracts, and swap contracts, was as follows for the year ended October 31, 2020:

Global Public Equity Fund	Forwards - Long	Forwards - Short
Average Notional Amount Outstanding	$ 319,213	$ 5,180,292

Core Plus Bond Fund	Forwards - Long	Forwards - Short	Futures - Long	Futures - Short	Interest Rate Swaps - Long	Interest Rate Swaps – Short
Average Notional Amount Outstanding	$ 50,007,575	$ 53,815,306	$ 10,298,980	$ 119,126	$ 164,793	$ 2,388,351

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

5. Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2020, the Global Public Equity Fund and the Core Plus Bond Fund paid $432,330 and $368,035, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds and the Distributor are parties to a Commission Recapture Agreement. The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund’s expenses. Under this arrangement, the Global Public Equity Fund had expenses reduced by $4, which was used to pay operating expenses. This amount is labeled as “Commission Recapture” on the Statements of Operations.

The Funds have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the Funds’ average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits that can be used to offset transfer agent expenses. During the year ended October 31, 2020, the Funds earned credits which were used to offset transfer agent expenses. These amounts are included in Fees Paid Indirectly on the Statements of Operations.

Brown Brothers & Harriman (“BBH”) acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

The Adviser serves as the overall investment adviser to the Funds. The Adviser continuously monitors the performance of various investment sub-advisers to the Funds. Although the Adviser advises the Board of Trustees with regard to investment matters, the Adviser does not make the day-to-day investment decisions for the Funds except for allocating Fund assets directly to affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Adviser is, however, responsible for establishing and/or rebalancing allocation of the Funds’ assets among strategies and sub-advisers and/or Underlying Funds. Each of the Funds is authorized by the Board of Trustees to operate on a “multi-manager” basis. This means that a single Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of a multi-manager Fund among the sub-advisers that provide portfolio management services to the Fund when it believes that such action would be appropriate to achieve the overall objectives of the particular Fund. Pursuant to an investment advisory agreement between the Funds and the Adviser, the Adviser receives an annual fee of 0.01% of each of the Fund’s average net assets. The fees that the Adviser receives are labeled as “Management Fees” on the Statements of Operations. In addition to the fee payable by each Fund to the Adviser, each of the Funds pays a fee directly to its sub-adviser(s). For each Fund, the sub-advisers receive a fee based on the specified percentage of that portion of the Fund’s assets allocated to that sub-adviser. The total fees paid to sub-advisers directly are labeled as “Investment Advisory Fees” on the Statements of Operations.

As of October 31, 2020, the Adviser has entered into investment sub-advisory agreements with the following parties:

Global Public Equity Fund	Core Plus Bond Fund
ClariVest Asset Management LLC	Franklin Advisers, Inc.

Driehaus Capital Management LLC	Loomis, Sayles & Company, L.P.

EAM Investors, LLC	Metropolitan West Asset Management LLC

LSV Asset Management	Sun Life Capital Management (US) LLC

Marsico Capital Management LLC

Parametric Portfolio Associates LLC

Phocas Financial Corporation

Thornburg Investment Management Inc.

7. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2020, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Global Public Equity Fund	$405,006,374	$523,420,286	$—	$—
Core Plus Bond Fund	68,142,558	74,257,889	528,131,777	559,124,292

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital as appropriate, in the period that the difference arises.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, investments in Passive Foreign Investment Companies, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and investments in swaps and distribution reclassifications. The permanent differences that are credited or charged to Paid in Capital and Distributable Earnings as of October 31, 2020 are primarily related to investments in Treasury Inflation Protected securities.

	Distributable Earnings/Loss	Paid-in Capital
Core Plus Bond Fund	$(4,864)	$4,864

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2020 and October 2019, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Global Public Equity Fund
2020	$7,038,242	$36,062,639	$43,100,881
2019	16,241,006	80,037,854	96,278,860
Core Plus Bond Fund
2020	$6,768,644	—	$6,768,644
2019	15,405,290	—	15,405,290

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
Global Public Equity Fund	$1,885,720	$6,576,118	$—	$72,232,467	$(9)	$80,694,296
Core Plus Bond Fund	337,881	—	(45,898)	2,081,427	7,976	2,381,386

The Core Plus Bond Fund utilized $2,244,247 of capital loss during the year. The Core Plus Bond Fund has $45,898 of long-term capital losses that may be carried forward indefinitely.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total securities held by the Funds at October 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Global Public Equity Fund	$317,020,713	$95,536,883	$(23,304,416)	$72,232,467
Core Plus Bond Fund	354,516,843	13,426,970	(11,345,543)	2,081,427

Tax cost on investments is different than book cost due to temporary differences. Temporary differences primarily consist of wash sales, investment in master limited partnerships and passive foreign investment companies. Other temporary differences consists of forwards foreign currency contracts.

9. Concentration of Risk:

As with all mutual funds, there is no guarantee that the Funds will achieve its investment objective. You could lose money by investing in the Funds. A Fund’s share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below. A more complete description of risks associated with the Funds are included in the Funds’ prospectus.

Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Funds’ use of such strategy or investment in such asset class, security or other investment, the term “the Fund” in the paragraphs below collectively refers to both the Funds and each of the Underlying Funds.

Allocation Risk — The Adviser’s judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund’s performance.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. The proceeds from the sale of a bank loan would also not be available to the Fund for making additional investments or meeting its redemption obligations during an extended trade settlement period.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on anti-fraud protections of the federal securities laws.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (“junk” bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect of repayment of principal and interest of many of these securities is speculative.

Convertible Securities Risk — Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner.

Negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered “junior” securities — that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

Exchange-Traded Funds (“ETFs”) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency values relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Government Agencies Risk — Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Geographic Risk — The Fund’s investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

Growth Investment Style Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

High Yield Bond Risk — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

Inflation-Protected Securities Risk — The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Investment Company Risk — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Funds invest may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Micro-Capitalization Company Risk — Micro-capitalization companies may be newly-formed or in the early stages of development with limited product lines, markets or financial resources. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than small-, mid- and large-capitalization companies and such stocks may be more thinly-traded and thus difficult for the Fund to buy and sell in the market.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Municipal Bonds Risk — The Fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy, an economic downturn, unfavorable legislation, court rulings or political developments could adversely affect the ability of municipal issuers to repay principal and to make interest payments.

Portfolio Turnover Risk — Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Private Placements Risk — Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Quantitative Model Risk — Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon a quantitative model.

Sector Focus Risk — Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks are described in the Funds’ Prospectus.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Sovereign Debt Risk — The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Structured Notes Risk — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Supranational Entities Risk — Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Underlying Fund Risk — The Fund’s performance is subject to the risks associated with the securities and other investments held by the Underlying Funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses.

Unregistered Fund Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the “1940 Act”), to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

U.S. Government Securities Risk — U.S. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Value Investment Style Risk — An investment in value stocks presents the risk that the stocks may never reach what the Adviser or a sub-adviser believes are their full market values, either because the market fails to recognize what the Adviser or a sub-adviser considers to be the companies’ true business values or because the Adviser or sub-adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

10. Other:

At October 31, 2020, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Global Public Equity Fund	1	99%
Core Plus Bond Fund	1	99%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. New Accounting Pronouncements:

In October 2020, FASB issued Accounting Standards Update (“ASU”), ASU 2020-08, Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The adoption of this guidance did not have a material impact on the financial statements.

In August 2018, The FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit LIBOR quotes by the FCA. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

On November 11, 2020, a special meeting (the “Meeting”) of the Funds’ shareholders was held to vote on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and Pathstone Family Office, LLC (“Pathstone” or the “Adviser”). Prior to the Meeting, Pathstone served as investment adviser to the Funds pursuant to an interim investment advisory agreement between the Trust, on behalf of the Funds, and Pathstone, which became effective on September 30, 2020 upon Pathstone’s purchase of substantially all of the net assets of Cornerstone Advisors, Inc., the Funds’ predecessor adviser.

Shareholders of the Funds approved the Proposal at the Meeting. The New Agreement became effective on November 11, 2020, and accordingly Pathstone now serves as investment adviser to the Funds pursuant to the New Agreement.

Pathstone Family Office, LLC, a Delaware limited liability company formed in 2010 and located at 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631, serves as the Funds’ investment adviser. Pathstone is wholly owned by Pathstone Holdings, LLC, which is further owned by LM Checkmark Holdings LLC and certain employees and clients of Pathstone.

Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Core Plus Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Core Plus Bond Fund, (collectively the “Funds”, each a portfolio of The Advisors’ Inner Circle Fund), including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (as to Cornerstone Advisors Core Plus Bond Fund, each of the four years in the period then ended and the period from August 30, 2016 (commencement of operations) to October 31, 2016), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Advisors’ Inner Circle Fund as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (as to Cornerstone Advisors Core Plus Bond Fund, each of the four years in the period then ended and the period from August 30, 2016 (commencement of operations) to October 31, 2016.) then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 24, 2020

We have served as the auditor of one or more Advisors’ Inner Circle Fund investment companies since 2012.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be interested persons of the Trust are referred to as “Independent Trustees”.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested persons” of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-762-1442. The following chart lists Trustees and Officers as of October 31, 2020.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED TRUSTEES[3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public investment companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3] (continued)

Joseph T. Grause, JR. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public investment companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
(continued)

George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public investment companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The Expenses Paid During Period column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the Ending Account Value number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the Expense Paid During Period column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes NOT your Fund’s actual return, the account values shown do not apply to your specific investment.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Cornerstone Advisors Global Public Equity Fund

Actual Fund Return	$1,000.00	$1,168.40	1.01%	$ 5.51
Hypothetical 5% Return	$1,000.00	$1,020.06	1.01%	$ 5.13
Cornerstone Advisors Core Plus Bond Fund

Actual Fund Return	$1,000.00	$1,021.70	0.60%	$ 3.05
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$ 3.05

*	Expenses are equal to the Funds annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS FOR CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

Board Considerations in Approving a Sub-Advisory Agreement between Cornerstone Advisors, Inc. and EAM Investors, LLC for the Cornerstone Advisors Global Public Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s sub-advisory agreements must be approved by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on November 19, 2019 to decide whether to approve an investment sub-advisory agreement between Cornerstone Advisors, Inc. (the “Adviser”) and EAM Investors, LLC (“EAM”) with respect to the Fund (the “New Sub-Advisory Agreement”) for an initial two-year term, pursuant to which EAM would serve as an investment sub-adviser to the Fund.

In preparation for the meeting, the Trustees requested that the Adviser and EAM furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, EAM and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, EAM and other service providers of the Fund regarding, among other things: (i) the nature, extent and quality of the services to be provided by EAM; (ii) EAM’s investment management personnel; (iii) EAM’s operations and financial condition; (iv) EAM’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed sub-advisory fee to be paid to EAM and the Fund’s overall fees and operating expenses; (vi) EAM’s compliance program, including a description of material compliance matters and material compliance violations; (vii) EAM’s policies on and compliance procedures for personal securities transactions; (viii) EAM’s investment experience; (ix) the Adviser’s rationale for recommending EAM; and (x) EAM’s performance in managing comparably managed accounts.

Representatives from the Adviser and EAM, along with other Fund service providers, presented additional information and participated in question and answer sessions in-person or telephonically at the meeting to help the Trustees evaluate EAM’s services, fee and other aspects of the New Sub-Advisory Agreement.

Based on their evaluation of the information provided by the Adviser and EAM, the Trustees, including all of the trustees who are not parties to the New Sub-Advisory Agreement nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the “Independent Trustees”), voting separately, approved the New Sub-Advisory Agreement at the meeting. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by EAM; and (ii) the fees to be paid to EAM, as discussed in further detail below.

•	Nature, Extent and Quality of Services to be Provided by EAM

In considering the nature, extent and quality of the services to be provided by EAM, the Board reviewed the portfolio management services to be provided by EAM to the Fund, including the quality and continuity of EAM’s portfolio management personnel, the resources of EAM and EAM’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement. The Trustees also reviewed EAM’s proposed investment and risk management approaches for the Fund. The Trustees considered that the Adviser would supervise and monitor the performance of EAM. The most recent investment adviser registration form (“Form ADV”) for EAM was available to the Board, as was the response of EAM to a detailed series of questions which included, among other things, information about the investment sub-advisory services to be provided by EAM to the Fund.

The Trustees also considered other services to be provided to the Fund by EAM such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by EAM would be satisfactory.

•	Costs of Advisory Services

In considering the advisory fee payable by the Fund to EAM, the Trustees reviewed, among other things, the proposed advisory fee to be paid to EAM. The Trustees also reviewed pro forma fee and expense information, as well as the management fees charged by EAM to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the fee payable to EAM would reflect an arms-length negotiation between the Adviser and EAM. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by EAM.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

•	Investment Performance, Profitability and Economies of Scale

Because EAM is new to the Fund and had not managed Fund assets, it did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that EAM might achieve with respect to the Fund or the extent to which economies of scale would be realized by EAM as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding EAM’s investment performance with respect to the Fund, EAM’s profitability, or the extent to which economies of scale would be realized by EAM as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreement.

•	Approval of the New Sub-Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Board Considerations in Renewing Sub-Advisory Agreements for the Cornerstone Advisors Global Public Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 25, 2020 to decide whether to renew the sub-advisory agreements (the “Agreements”) between Cornerstone Advisors, Inc. (the “Adviser”) and the following sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the Fund for additional one-year terms:

Sub-Adviser

LSV Asset Management

Parametric Portfolio Associates LLC

Thornburg Investment Management, Inc.

In preparation for the meeting, the Trustees requested that the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the Sub-Advisers’ services; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and financial condition; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s sub-advisory fees paid to the Sub-Advisers and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Sub-Advisers’ profitability from their relationships with the Fund, including both direct and indirect benefits accruing to the Sub-Advisers and their affiliates; (vii) the Sub-Advisers’ potential economies of scale; (viii) the Sub-Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance attributable to the Sub-Advisers and overall performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Sub-Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Sub-Advisers and other service providers of the Fund, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Sub-Advisers; (ii) the investment performance of the Fund and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Sub-Advisers from their relationships with the Fund, including both direct and indirect benefits accruing to the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

•	Nature, Extent and Quality of Services Provided by the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Sub-Advisers, the Board reviewed the portfolio management services provided by the Sub-Advisers to the Fund, including the quality and continuity of the Sub-Advisers’ portfolio management personnel, the resources of the Sub-Advisers, and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Sub-Advisers’ investment and risk management approaches for the Fund. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers were available to the Board, as were the responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Sub-Advisers to the Fund.

The Trustees also considered other services provided to the Fund by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Sub-Advisers were sufficient to support renewal of the Agreements.

•	Investment Performance of the Fund and the Sub-Advisers

The Board was provided with regular reports regarding the Fund’s performance, and the Sub-Advisers’ contribution thereto, over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Sub-Advisers provided information regarding and led discussions of factors impacting the Sub-Advisers’ performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Sub-Advisers in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Sub-Advisers had been able to achieve for the Fund were sufficient to support renewal of the Agreements.

•	Costs of Sub-Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Fund to the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Sub-Advisers. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by certain Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the fees payable to the Sub-Advisers reflected arms-length negotiations between the Adviser and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Sub-Advisers from their relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Sub-Advisers and their affiliates. The Trustees considered how the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Sub-Advisers with respect to the management of the Fund were not unreasonable.

The Trustees considered the Sub-Advisers’ views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Sub-Advisers with respect to economies of scale.

•	Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

Board Considerations in Renewing the Advisory and Sub-Advisory Agreements for the Cornerstone Advisors Global Public Equity Fund and the Cornerstone Advisors Core Plus Bond Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory or sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on May 19, 2020 and August 18, 2020 via videoconference (“the Meetings”) to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the advisory agreement between Cornerstone Advisors, Inc. (the “Adviser”) and the Trust, on behalf of the Funds; and
•

the sub-advisory agreements between the Adviser and certain sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the Funds, as set forth in the following table:

Sub-Adviser	Fund(s)
ClariVest Asset Management LLC	Cornerstone Advisors Global Public Equity Fund
Driehaus Capital Management LLC	Cornerstone Advisors Global Public Equity Fund
Franklin Advisers, Inc.	Cornerstone Advisors Core Plus Bond Fund
Loomis, Sayles & Company, L.P.	Cornerstone Advisors Core Plus Bond Fund
Marsico Capital Management, LLC	Cornerstone Advisors Global Public Equity Fund
Metropolitan West Asset Management, LLC	Cornerstone Advisors Core Plus Bond Fund
Phocas Financial Corporation	Cornerstone Advisors Global Public Equity Fund
Sun Life Capital Management (U.S.) LLC (d/b/a SLC Management)	Cornerstone Advisors Core Plus Bond Fund

The Meetings were held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the Meetings, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the Meetings, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the Meetings and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Advisers and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Advisers’ profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (vii) the Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s and the Sub-Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and certain of the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Meetings to help the Trustees evaluate the Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Advisers.

At the Meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers; (ii) the investment performance of the Funds and the Adviser and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

•	Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Advisers to the Funds, including the quality and continuity of the Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Advisers’ investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Advisers were available to the Board, as were the responses of the Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

•	Investment Performance of the Funds, the Adviser and the Sub-Advisers

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and certain of the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

•	Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser and the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by certain Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the fees payable to the Sub-Advisers reflected arms-length negotiations between the Adviser and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Advisers from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Advisers and their affiliates. The Trustees considered how the Adviser’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Advisers with respect to the management of the Funds were not unreasonable.

The Trustees considered the Adviser’s and Sub-Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Advisers with respect to economies of scale.

•	Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

Board Considerations in Approving the Advisory and Sub-Advisory Agreements for the Cornerstone Advisors Global Public Equity Fund and the Cornerstone Advisors Core Plus Bond Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

Pathstone Family Office, LLC (“Pathstone”) purchased substantially all of the net assets of Cornerstone Advisors, Inc. (“Cornerstone”) on September 30, 2020 and Cornerstone’s operating business was merged into Pathstone (the “Transaction”). Prior to the Transaction, (1) Cornerstone served as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and Cornerstone (the “Prior Advisory Agreement”); and (2) the following firms served as investment sub-advisers to the Funds, as set forth in the below table (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to investment sub-advisory agreements between the Adviser and the Sub-Advisers (the “Prior Sub-Advisory Agreements”).

Sub-Adviser	Fund
ClariVest Asset Management LLC	Cornerstone Advisors Global Public Equity Fund
Driehaus Capital Management LLC	Cornerstone Advisors Global Public Equity Fund
EAM Investors, LLC	Cornerstone Advisors Global Public Equity Fund
Franklin Advisers, Inc.	Cornerstone Advisors Core Plus Bond Fund
Loomis, Sayles & Company, L.P.	Cornerstone Advisors Core Plus Bond Fund
LSV Asset Management	Cornerstone Advisors Global Public Equity Fund
Marsico Capital Management, LLC	Cornerstone Advisors Global Public Equity Fund
Metropolitan West Asset Management, LLC	Cornerstone Advisors Core Plus Bond Fund
Parametric Portfolio Associates LLC	Cornerstone Advisors Global Public Equity Fund
Phocas Financial Corporation	Cornerstone Advisors Global Public Equity Fund
Sun Life Capital Management (U.S.) LLC (d/b/a SLC Management)	Cornerstone Advisors Core Plus Bond Fund
Thornburg Investment Management, Inc.	Cornerstone Advisors Global Public Equity Fund

To enable Pathstone to serve as investment adviser to the Funds following the Transaction and the Sub-Advisers to serve as investment sub-advisers to the Funds following the Transaction, a Board meeting was held on August 4, 2020 (the “August 2020 Meeting”) to decide whether to approve the following agreements:

•	an interim investment advisory agreement between the Trust, on behalf of each Fund, and Pathstone for a term of up to 150 days (the “Interim Advisory Agreement”);
•	an investment advisory agreement between the Trust, on behalf of each Fund, and Pathstone for an initial term of two years (the “New Advisory Agreement”);
•

interim investment sub-advisory agreements for terms of up to 150 days between the Adviser and the Sub-Advisers, pursuant to which the Sub-Advisers serve as investment sub-advisers to the Funds, as set forth in the above table (the “Interim Sub-Advisory Agreements”); and

•

investment sub-advisory agreements for initial terms of two years between the Adviser and the Sub-Advisers, pursuant to which the Sub-Advisers serve as investment sub-advisers to the Funds, as set forth in the above table (the “New Sub-Advisory Agreements”).

The August 2020 Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic.

Approval of the Interim Advisory Agreement and the New Advisory Agreement

In preparation for the August 2020 Meeting, the Trustees requested that Cornerstone and Pathstone furnish information necessary to evaluate the terms of the Interim Advisory Agreement and the New Advisory Agreement. The Trustees used this information, as well as other information that Cornerstone and Pathstone and other service providers of the Funds presented or submitted to the Board at the August 2020 Meeting, and other meetings held since the most recent renewal of the Prior Advisory Agreement, to help them decide whether to approve the Interim Advisory Agreement for a term of up to 150 days and the New Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from Cornerstone and Pathstone regarding: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that Cornerstone and Pathstone were undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by Pathstone; (iii) Pathstone’s operations and financial condition; (iv) the proposed advisory fee to be paid to Pathstone; (v) Pathstone’s compliance program; and (vi) Pathstone’s investment management personnel.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

At the August 2020 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by Cornerstone and Pathstone and other service providers of the Fund, approved the Interim Advisory Agreement and the New Advisory Agreement. In considering the approval of the Interim Advisory Agreement and the New Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Pathstone; (ii) the investment performance of the Funds and Cornerstone; and (iii) the fee to be paid to Pathstone, as discussed in further detail below. In addition, the Board considered representations from Pathstone that the Transaction was not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Funds, and that the Fund’s portfolio managers will continue to serve as portfolio managers of the Funds as employees of Pathstone following the Transaction.

•	Nature, Extent, and Quality of Services to be Provided by Pathstone

In considering the nature, extent and quality of the services to be provided by Pathstone, the Board reviewed the portfolio management services to be provided by Pathstone to the Funds, including the quality of the continuing portfolio management personnel, the resources of Pathstone and Pathstone’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Interim Advisory Agreement and the proposed New Advisory Agreement, and noted that (1) the Interim Advisory Agreement has the same advisory fee as, and does not materially differ from, the Prior Advisory Agreement, except with respect to certain provisions that are required by law; and (2) the New Advisory Agreement has the same advisory fee as, and does not materially differ from, the Prior Advisory Agreement. The Trustees also reviewed Pathstone’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for Pathstone was available to the Board, as was the response of Pathstone to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by Pathstone to the Funds. The Board also considered information presented at the August 2020 Meeting and provided in written materials ahead of the August 2020 Meeting by Cornerstone and Pathstone regarding the benefits that they believe will be achieved as a result of the Transaction, including Pathstone’s capital backing. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by Pathstone would be satisfactory.

•	Investment Performance of the Fund and Cornerstone

In connection with its most recent approval of the continuation of the Prior Advisory Agreement, the Board was provided with reports regarding each Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from Cornerstone provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Prior Advisory Agreement.

•	Costs of Advisory Services

The Board reviewed the proposed fee to be paid by each Fund to Pathstone. The Board considered that Pathstone would charge only a nominal, one basis point advisory fee for its services to each Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed advisory fees to be paid by the Funds to Pathstone were reasonable in light of the extent and quality of the services expected to be provided to the Funds by Pathstone and supported approval of the Interim Advisory Agreement and the New Advisory Agreement.

•	Profitability and Economies of Scale

Because Pathstone is new to the Funds and has not managed Fund assets, it was not possible to determine the profitability that Pathstone might achieve with respect to the Funds. Accordingly, the Trustees did not make any conclusions regarding Pathstone’s profitability, but will do so during future considerations of the New Advisory Agreement. Further, the Board did not consider economies of scale in light of the nominal advisory fee proposed to be charged by Pathstone to each Fund.

Approval of the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements

At the August 2020 Meeting, the Board reviewed the terms of the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements. As part of its considerations to approve the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements at the August 2020 Meeting, the Board concluded that it was reasonable to take into account the conclusions that the Board made when considering and evaluating (1) the approval of the Prior Sub-Advisory Agreement with respect to EAM Investors, LLC (see “Board Considerations in Approving a Sub-Advisory Agreement between Cornerstone Advisors, Inc. and EAM Investors, LLC for the Cornerstone Advisors Global Public Equity Fund” for a discussion of the Board’s considerations with respect to approving this Prior Sub-Advisory Agreement); (2) the most recent approval of the continuation of the Prior Sub-Advisory Agreements with respect to LSV Asset Management, Parametric Portfolio Associates LLC and Thornburg Investment Management, Inc. (see “Board Considerations in Renewing Sub-Advisory Agreements for the Cornerstone Advisors Global Public Equity Fund” for a discussion of the Board’s considerations with respect to approving the continuation of these Prior Sub-Advisory Agreements); and (3) the most recent approval of the continuation of the Prior Sub-Advisory

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

Agreements with respect to ClariVest Asset Management LLC, Driehaus Capital Management LLC, Franklin Advisers, Inc., Loomis, Sayles & Company, L.P., Marsico Capital Management, LLC, Metropolitan West Asset Management, LLC, Phocas Financial Corporation and Sun Life Capital Management (U.S.) LLC (d/b/a SLC Management) (see “Board Considerations in Renewing the Advisory and Sub-Advisory Agreements for the Cornerstone Advisors Global Public Equity Fund and the Cornerstone Advisors Core Plus Bond Fund” for a discussion of the Board’s considerations with respect to approving the continuation of these Prior Sub-Advisory Agreements). The Board’s conclusion in this regard was based on the fact that (1) each Interim Sub-Advisory Agreement has the same sub-advisory fee as, and does not materially differ from, the respective Prior Sub-Advisory Agreement, except with respect to certain provisions that are required by law; and (2) each New Sub-Advisory Agreement has the same advisory fee as, and does not materially differ from, the respective Prior Sub-Advisory Agreement.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Interim Advisory Agreement, the New Advisory Agreement, the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and agreed to (1) approve each of the Interim Advisory Agreement and Interim Sub-Advisory Agreements for a term of up to 150 days; (2) approve each of the New Advisory Agreement and New Sub-Advisory Agreements for an initial term of two years; and (3) recommend the approval of the New Advisory Agreement to the Funds’ shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report also noted that the Board approved a change to the membership of the committee serving as Program Administrator. The Program Administrator’s report further noted that material changes had been made to the Program since its implementation relating to the Funds’ reasonably anticipated trading sizes.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2020 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)	Foreign Tax Credit (6)
Global Public Equity Fund
	0.00%	83.67%	16.33%	100.00%	47.80%	100.00%	0.00%	0.18%	0.00%	0.00%
Core Plus Bond Fund
	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	6.94%	66.50%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2020.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Cornerstone Advisors Funds

c/o DST Systems, Inc.

P.O. Box 219009

Kansas City, Missouri 64121-9009

1-888-762-1442

Investment Adviser

Pathstone Family Office, LLC

10 Sterling Boulevard, Suite 402

Englewood, New Jersey 07631

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis, Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.